UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Global Income Trust

Annual report
10 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGGIX

Putnam
Global Income
Trust

Annual report
10 | 31 | 18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments carry the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a more broadly invested fund. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

December 10, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Investing in today’s bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global interrelationships that drive the markets. With support from more than 90 fixed-income professionals, the fund’s managers actively position the portfolio in securities from a broad range of sectors.

The fund’s management team has an average of more than 25 years of experience.

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporate bonds to a wide range of mortgage-backed securities.

2 Global Income Trust

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

Illustration shows the fund’s five largest currency exposures as of 10/31/18.
Allocations in each currency may vary over time.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value. For more information on current fund holdings, see pages 26–79.

Global Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/18. See above and pages 11–14 for additional fund performance information. Index descriptions can be found on page 18.

4 Global Income Trust

Bill is Chief Investment Officer, Fixed Income. He has an M.B.A. from the Haas School of Business, University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the reporting period?

The period was marked by a strengthening U.S. economy, robust corporate profit growth, rising interest rates, and increased global trade tensions. Overseas, growth in Europe and China slowed, hampered by trade uncertainty.

As the period progressed, trade tensions eased between the United States and most of its major trading partners, except for China. Beginning in July, both governments moved beyond rhetorical threats and imposed tariffs on hundreds of billions of dollars of each other’s products. By period-end, there was hope that the two sides would make progress toward a trade deal when President Trump meets with China’s President Xi Jinping during the Group of 20 leaders’ summit in November.

Investor sentiment became sharply risk-averse in October, and market volatility spiked. Enthusiasm following a last-minute deal between the United States and Canada to revise the North American Free Trade Agreement proved short-lived, as investors reacted negatively to earnings guidance from large information technology companies. The

Global Income Trust 5

Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

overhang of uncertainty regarding U.S-China trade, as well as concern about potential headwinds from rising interest rates, also weighed on investors’ attitudes.

As expected, the Federal Reserve raised its target for short-term interest rates to a range of 2% to 2.25% at its September 2018 policy meeting, and issued a generally upbeat assessment of the U.S. economy. U.S. Treasury yields rose across the yield curve during the latter months of the period, as investors anticipated that the Fed would continue to raise interest rates at a steady pace. At the same time, accelerating economic growth increased the potential for inflation to pick up.

Shortly after the period ended, the U.S. dollar rose to its highest level in a year and a half, propelled by expectations for higher U.S. interest rates and an uncertain political landscape in Europe. The dollar gained about 3.7% for the period, and since April 2018, has appreciated more than any other major global currency.

The fund posted a negative return but performed roughly in line with its benchmark and the average return of its Lipper peer group for the reporting period. Which holdings and strategies aided relative performance?

Our interest-rate and yield-curve positioning in the United States was the biggest contributor versus the benchmark. We continued to de-emphasize interest-rate risk by keeping the fund’s duration — a measure of the sensitivity of bond prices to interest-rate movements — shorter than that of the benchmark. This strategy was particularly beneficial as yields rose across the curve in January and February, and again in October.

6 Global Income Trust

Our mortgage-credit positions also bolstered relative results, led by strategies involving commercial mortgage-backed securities [CMBS]. Mezzanine cash bonds added value, as spreads — the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries — continued to gradually tighten. [Bond prices rise as spreads tighten.] Long exposure to the CMBX — an index that references a basket of CMBS issued in a particular year — also contributed, despite some weakness late in the period due to technical factors.

By way of background, mezzanine CMBS are lower in the capital structure of a deal backed by a pool of commercial mortgage loans. They provide a yield advantage over higher-rated bonds along with meaningful principal protection.

Additionally, an allocation to agency credit-risk transfer securities [CRTs] was a further contributor within our mortgage-credit strategies. CRTs benefited from strong overall demand as investors embraced the sector’s relatively high yields backed by robust collateral and rising residential real estate prices. Moreover, credit-rating agencies upgraded certain CRT tranches, recognizing the improved outlook for their underlying collateral, which helped boost investor sentiment toward the sector.

What impact did corporate bonds have on relative results?

Favorable overall positioning within corporate credit, most notably in the financials and health care sectors, also helped versus the benchmark. During the period, both investment-grade and high-yield corporate bonds benefited from improving U.S. economic growth; strong corporate earnings; softening trade tensions between the United States, Europe, and Mexico; and a generally rising U.S. stock market.

What about detractors?

Our currency strategies worked against relative performance, and the negative impact occurred

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Global Income Trust 7

mainly in the first three months of the period. During that time, the U.S. dollar weakened against all other major currencies. As a result, our overweight exposure to the dollar versus the euro, the Japanese yen, and the British pound hampered the fund’s performance for the period as a whole.

Our emerging-market investments modestly detracted amid heightened volatility. Bonds issued by the government of Argentina sold off, triggered by a dispute between the country’s president and the International Monetary Fund [IMF]. Argentina’s government petitioned the IMF to expedite $50 billion in emergency funding that it had promised at the beginning of 2018. Holdings in Brazil also dampened performance due to election-related uncertainty.

How did you use derivatives during the period?

We used CMBX derivative contracts to gain CMBS exposure. We used total return swaps to help manage the fund’s sector and inflation exposure. We employed credit default swaps to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to interest rates in various countries. Additionally, we utilized options to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations and to help manage the downside risk of these positions. Lastly, we employed currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

Globally, we think economic growth remains on track, led by the United States. As a result, we believe bond yields may continue to rise. And we don’t believe rising yields will be a major disruption to asset markets. In our view, investors appear more comfortable with

This chart shows how the fund’s top currency holdings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time.

8 Global Income Trust

the idea that risk-driven assets can perform reasonably well even if rates move higher.

We believe U.S. economic growth, and the Fed’s response to it, has placed pressure on international markets, particularly in developing countries. Assets have flowed out of emerging markets and into the United States in search of better risk-adjusted returns. The dilemma facing policy makers in developing countries is whether to try to keep pace with the Fed as it raises interest rates. Higher local rates could help stem capital outflows from emerging markets, but could also crimp their domestic growth, in our view.

Given this outlook, how are you positioning the fund?

We continue to favor mortgage credit, prepayment risk, and corporate credit, but have taken a somewhat more conservative approach than previously. We have done this by purchasing securities with less price sensitivity to changes in yield spreads, while also seeking greater credit protection by investing at more senior levels in a deal’s credit structure.

As for emerging markets, we have sought to manage risk by reducing exposure to markets that tend to be more volatile, such as Russia. Beyond that, we plan to continue focusing on select investment opportunities that we believe offer value, rather than taking broad exposure to the sector.

Thanks for your time and for bringing us up to date, Bill.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Global Income Trust 9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund had maintained a stable dividend rate since May 2012. However, due to decreased levels of portfolio income, the fund’s monthly distribution rate per class A share was reduced twice during the period: from $0.032 to $0.029 in February 2018 and from $0.029 to $0.021 in April 2018. Similar reductions were made to other share classes.

10 Global Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	6.15%	77.68%	5.92%	6.39%	1.25%	5.43%	1.78%	–2.14%
After sales charge	6.01	70.57	5.48	2.13	0.42	1.21	0.40	–6.05
Class B (2/1/94)
Before CDSC	5.93	67.21	5.28	2.54	0.50	3.15	1.04	–2.90
After CDSC	5.93	67.21	5.28	0.71	0.14	0.26	0.09	–7.67
Class C (7/26/99)
Before CDSC	5.89	64.95	5.13	2.56	0.51	3.08	1.02	–2.89
After CDSC	5.89	64.95	5.13	2.56	0.51	3.08	1.02	–3.84
Class M (3/17/95)
Before sales charge	5.86	73.20	5.65	5.09	1.00	4.67	1.53	–2.38
After sales charge	5.75	67.57	5.30	1.68	0.33	1.27	0.42	–5.55
Class R (12/1/03)
Net asset value	5.89	73.38	5.66	5.18	1.01	4.68	1.54	–2.39
Class R5 (7/2/12)
Net asset value	6.27	82.77	6.22	8.21	1.59	6.44	2.10	–1.77
Class R6 (7/2/12)
Net asset value	6.29	83.51	6.26	8.44	1.63	6.73	2.19	–1.72
Class Y (10/4/05)
Net asset value	6.26	82.12	6.18	7.75	1.50	6.22	2.03	–1.90

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

Global Income Trust 11

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays Global
Aggregate Bond Index	—†	36.50%	3.16%	1.65%	0.33%	4.64%	1.52%	–2.05%
Lipper Global Income
Funds category average*	6.15%	53.09	4.24	5.20	0.98	5.44	1.77	–1.99

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/18, there were 197, 175, 165, 90, and 1 fund(s), respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,721 and $16,495, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,757. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,338, $18,277, $18,351, and $18,212, respectively.

12 Global Income Trust

Fund price and distribution information For the 12-month period ended 10/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.194060		$0.134746	$0.135391	$0.176653		$0.174074	$0.222428	$0.226941	$0.212112
Capital gains	—		—	—	—		—	—	—	—
Return
of capital*	0.106940		0.074254	0.074609	0.097347		0.095926	0.122572	0.125059	0.116888
Total	$0.301000		$0.209000	$0.210000	$0.274000		$0.270000	$0.345000	$0.352000	$0.329000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/17	$12.05	$12.55	$12.00	$12.00	$11.92	$12.32	$12.05	$12.05	$12.05	$12.05
10/31/18	11.50	11.98	11.45	11.45	11.37	11.75	11.50	11.50	11.50	11.50
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	2.19%	2.10%	1.36%	1.36%	2.01%	1.94%	1.98%	2.61%	2.71%	2.40%
Current
30-day
SEC yield
(with expense
limitation)[2,3]	N/A	2.31	1.65	1.66	N/A	2.09	2.15	2.78	2.85	2.65
Current
30-day
SEC yield
(without
expense
limitation)[3]	N/A	2.28	1.62	1.62	N/A	2.05	2.12	2.73	2.83	2.61

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 104.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	6.21%	65.75%	5.18%	9.26%	1.79%	7.44%	2.42%	–1.10%
After sales charge	6.08	59.12	4.75	4.89	0.96	3.15	1.04	–5.05
Class B (2/1/94)
Before CDSC	5.99	55.96	4.54	5.33	1.04	5.05	1.66	–1.78
After CDSC	5.99	55.96	4.54	3.45	0.68	2.11	0.70	–6.60
Class C (7/26/99)
Before CDSC	5.96	53.86	4.40	5.26	1.03	5.07	1.66	–1.85
After CDSC	5.96	53.86	4.40	5.26	1.03	5.07	1.66	–2.81
Class M (3/17/95)
Before sales charge	5.92	61.66	4.92	7.95	1.54	6.60	2.15	–1.33
After sales charge	5.81	56.40	4.57	4.44	0.87	3.13	1.03	–4.54
Class R (12/1/03)
Net asset value	5.95	61.73	4.92	7.93	1.54	6.68	2.18	–1.35
Class R5 (7/2/12)
Net asset value	6.34	70.49	5.48	11.03	2.11	8.47	2.75	–0.73
Class R6 (7/2/12)
Net asset value	6.35	71.17	5.52	11.35	2.17	8.75	2.83	–0.68
Class Y (10/4/05)
Net asset value	6.33	69.91	5.44	10.67	2.05	8.25	2.68	–0.85

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

14 Global Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/17	1.22%	1.97%	1.97%	1.47%	1.47%	0.87%	0.80%	0.97%
Annualized expense ratio
for the six-month period
ended 10/31/18*	1.22%	1.97%	1.97%	1.47%	1.47%	0.86%	0.79%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/18 to 10/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.05	$9.75	$9.75	$7.28	$7.28	$4.27	$3.92	$4.81
Ending value (after expenses)	$967.00	$963.90	$963.10	$965.70	$965.80	$968.90	$969.10	$968.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Income Trust 15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.21	$10.01	$10.01	$7.48	$7.48	$4.38	$4.02	$4.94
Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,017.80	$1,017.80	$1,020.87	$1,021.22	$1,020.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16 Global Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering

Global Income Trust 17

different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Global Income Trust

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Global Income Trust 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

20 Global Income Trust

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of

Global Income Trust 21

Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the

22 Global Income Trust

factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 197, 184 and 169 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Global Income Trust 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Global Income Trust

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Putnam Global Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Global Income Trust (the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 10, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Global Income Trust 25

The fund’s portfolio 10/31/18

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (38.0%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		$780,000	$646,620
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		285,000	219,450
Australia (Government of) sr. unsec. bonds Ser. 133, 5.50%,
4/21/23 (Australia)	AUD	690,000	557,540
Australia (Government of) sr. unsec. bonds Ser. 144, 3.75%,
4/21/37 (Australia)	AUD	200,000	157,250
Australia (Government of) sr. unsec. bonds Ser. 149, 2.25%,
5/21/28 (Australia)	AUD	1,140,000	780,828
Australia (Government of) sr. unsec. notes Ser. 146, 1.75%,
11/21/20 (Australia)	AUD	580,000	408,772
Austria (Republic of) sr. unsec. notes 0.50%, 4/20/27 (Austria)	EUR	1,060,000	1,200,086
Belgium (Kingdom of) sr. unsec. bonds Ser. 77, 1.00%,
6/22/26 (Belgium)	EUR	620,000	728,718
Belgium (Kingdom of) sr. unsec. unsub. notes Ser. 65, 4.25%,
9/28/22 (Belgium)	EUR	360,000	479,160
Belgium (Kingdom of) unsec. bonds Ser. 60, 4.25%,
3/28/41 (Belgium)	EUR	410,000	703,499
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%,
1/27/45 (Brazil)		$535,000	446,725
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		150,000	134,067
Canada (Government of) sr. unsec. bonds 3.50%, 12/1/45 (Canada)	CAD	471,000	425,977
Canada (Government of) unsec. notes 1.50%, 3/1/20 (Canada)	CAD	400,000	300,818
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)		$590,000	560,291
Denmark (Kingdom of) unsec. bonds 4.50%, 11/15/39 (Denmark)	DKK	570,000	148,484
Denmark (Kingdom of) unsec. bonds 1.75%, 11/15/25 (Denmark)	DKK	1,760,000	298,005
France (Government of) unsec. bonds 4.50%, 4/25/41 (France)	EUR	830,000	1,506,030
France (Government of) unsec. bonds 4.00%, 4/25/55 (France)	EUR	150,000	275,489
France (Government of) unsec. bonds 3.25%, 5/25/45 (France)	EUR	60,000	93,756
France (Government of) unsec. bonds 3.25%, 10/25/21 (France)	EUR	1,590,000	1,995,791
France (Government of) unsec. bonds 2.75%, 10/25/27 (France)	EUR	1,430,000	1,928,889
France (Government of) unsec. bonds 0.50%, 5/25/25 (France)	EUR	1,490,000	1,714,314
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	474,000	560,370
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	36,000	35,946
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	36,000	36,753
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	95,000	98,266
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	597,541	617,151
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	656,903	689,697
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	44,000	46,745
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	338,000	367,105

26 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (38.0%)* cont.		Principal amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	62,312	$68,549
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	118,000	129,626
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	630,884	703,495
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		$1,235,000	1,179,425
Ireland (Republic of) unsec. bonds 5.00%, 10/18/20 (Ireland)	EUR	380,000	476,986
Ireland (Republic of) unsec. notes 5.40%, 3/13/25 (Ireland)	EUR	250,000	370,660
Italy (Republic of) sr. unsec. bonds 6.50%, 11/1/27 (Italy)	EUR	2,038,000	2,869,565
Italy (Republic of) sr. unsec. bonds 4.75%, 9/1/44 (Italy)	EUR	820,000	1,039,519
Italy (Republic of) sr. unsec. bonds 2.50%, 12/1/24 (Italy)	EUR	1,060,000	1,177,300
Italy (Republic of) sr. unsec. notes 0.05%, 10/15/19 (Italy)	EUR	1,600,000	1,803,087
Italy (Republic of) sr. unsec. unsub. bonds 4.75%, 8/1/23 (Italy)	EUR	3,050,000	3,787,870
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		$335,000	290,194
Japan (Government of) sr. unsec. bonds Ser. 95, 2.30%,
6/20/27 (Japan)	JPY	500,000,000	5,286,303
Japan (Government of) sr. unsec. unsub. bonds Ser. 125, 2.20%,
3/20/31 (Japan)	JPY	265,000,000	2,904,279
Japan (Government of) sr. unsec. unsub. bonds Ser. 156, 0.40%,
3/20/36 (Japan)	JPY	267,000,000	2,318,180
Japan (Government of) sr. unsec. unsub. bonds Ser. 32, 2.30%,
3/20/40 (Japan)	JPY	407,000,000	4,743,542
Japan (Government of) sr. unsec. unsub. notes Ser. 318, 1.00%,
9/20/21 (Japan)	JPY	1,040,000,000	9,513,417
Japan (Government of) sr. unsec. unsub. notes Ser. 330, 0.80%,
9/20/23 (Japan)	JPY	650,000,000	6,009,368
Japan (Government of) sr. unsec. unsub. notes Ser. 346, 0.10%,
3/20/27 (Japan)	JPY	172,000,000	1,531,606
Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4, 2.20%,
3/20/51 (Japan)	JPY	230,000,000	2,771,211
Malaysia (Federation of) sr. unsec. notes Ser. 417, 3.899%,
11/16/27 (Malaysia)	MYR	2,710,000	631,191
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)		$1,281,000	1,261,339
Netherlands (Government of) unsec. bonds 3.75%,
1/15/42 (Netherlands)	EUR	210,000	376,123
Netherlands (Government of) unsec. bonds 2.25%,
7/15/22 (Netherlands)	EUR	490,000	608,445
Netherlands (Government of) unsec. notes Ser. REGS, 0.50%,
7/15/26 (Netherlands)	EUR	530,000	610,690
New Zealand (Government of) sr. unsec. bonds Ser. 423, 5.50%,
4/15/23 (New Zealand)	NZD	360,000	270,312
Norway (Government of) unsec. bonds Ser. 476, 3.00%,
3/14/24 (Norway)	NOK	1,760,000	223,294
Ontario (Province of) unsec. bonds 6.50%, 3/8/29 (Canada)	CAD	610,000	595,127
Ontario (Province of) unsec. bonds 4.00%, 6/2/21 (Canada)	CAD	1,690,000	1,328,106
Ontario (Province of) unsec. notes 3.15%, 6/2/22 (Canada)	CAD	870,000	669,836
Poland (Government of) unsec. notes Ser. 0123, 2.50%,
1/25/23 (Poland)	PLN	1,980,000	518,227

Global Income Trust 27

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (38.0%)* cont.		Principal amount	Value
Portugal (Republic of) sr. unsec. unsub. notes 2.875%,
7/21/26 (Portugal)	EUR	470,000	$583,504
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		$200,000	201,762
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)		200,000	189,750
South Africa (Republic of) unsec. bonds Ser. 2023, 7.75%, 2/28/23
(South Africa)	ZAR	11,140,000	731,589
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/44 (Spain)	EUR	350,000	593,823
Spain (Kingdom of) sr. unsec. bonds 4.20%, 1/31/37 (Spain)	EUR	150,000	221,658
Spain (Kingdom of) sr. unsec. unsub. bonds 4.65%, 7/30/25 (Spain)	EUR	440,000	617,084
Spain (Kingdom of) sr. unsec. unsub. bonds 4.00%, 4/30/20 (Spain)	EUR	590,000	710,937
Spain (Kingdom of) sr. unsec. unsub. bonds 2.90%,
10/31/46 (Spain)	EUR	20,000	23,980
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		$200,000	181,838
Sweden (Government of) unsec. bonds Ser. 1053, 3.50%,
3/30/39 (Sweden)	SEK	420,000	63,783
Sweden (Government of) unsec. bonds Ser. 1054, 3.50%,
6/1/22 (Sweden)	SEK	7,010,000	866,028
Switzerland (Government of) unsec. bonds 4.00%,
4/8/28 (Switzerland)	CHF	420,000	575,110
Switzerland (Government of) unsec. bonds 2.00%,
5/25/22 (Switzerland)	CHF	530,000	574,388
Switzerland (Government of) unsec. bonds 1.50%,
4/30/42 (Switzerland)	CHF	150,000	180,792
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		$245,000	211,925
United Kingdom Treasury unsec. bonds 4.00%, 1/22/60
(United Kingdom)	GBP	1,320,000	2,777,981
United Kingdom Treasury unsec. notes 2.75%, 9/7/24
(United Kingdom)	GBP	886,000	1,238,486
United Mexican States sr. unsec. notes 4.00%, 10/2/23 (Mexico)		$420,000	414,698
United Mexican States sr. unsec. notes Ser. M 20, 10.00%,
12/5/24 (Mexico)	MXN	12,310,000	640,271
Venezuela (Republic of) sr. unsec. notes 7.65%,
4/21/25 (Venezuela)		$3,000	735
Total foreign government and agency bonds and notes (cost $91,666,887)			$85,829,586

	Principal
CORPORATE BONDS AND NOTES (28.1%)*	amount	Value
Basic materials (1.6%)
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	$153,000	$155,750
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	775,000	760,751
Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	96,000	125,121
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	187,000	185,557
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	408,000	408,095
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	150,000	143,460

28 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Basic materials cont.
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	$243,000	$242,208
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	6,000	8,028
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	456,000	421,531
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	69,000	58,816
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	535,000	495,684
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	229,000	292,330
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	58,000	73,547
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	156,000	191,414
		3,562,292
Capital goods (0.7%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	436,000	400,452
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	268,000	259,321
L3 Technologies, Inc. company guaranty sr. unsec. notes
4.40%, 6/15/28	130,000	129,803
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	270,000	249,434
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	520,000	508,685
		1,547,695
Communication services (2.2%)
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	235,000	215,961
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	258,000	237,000
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	455,000	432,038
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	484,000	491,336
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	118,000	118,503
Charter Communications Operating, LLC/Charter
Communications Operating Capital C company guaranty sr. sub.
bonds 5.375%, 5/1/47	178,000	160,208
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	56,000	67,640
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	138,000	118,161
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	60,000	70,059
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	490,000	450,943
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	290,000	269,959
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	476,000	440,105
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	336,000	312,214
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	2,000	1,919
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	34,000	43,659

Global Income Trust 29

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Communication services cont.
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	$150,000	$142,076
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	630,000	560,945
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	390,000	369,525
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	555,000	534,729
		5,036,980
Consumer cyclicals (2.5%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	405,000	374,163
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	460,000	427,612
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	313,000	274,497
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	242,000	221,294
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	125,000	120,038
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	655,000	625,525
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	700,000	693,000
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	164,000	154,160
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	824,000	810,881
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	653,000	592,865
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	146,000	137,049
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	238,000	234,670
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	630,000	590,625
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	268,000	244,550
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	76,000	71,211
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	128,000	113,258
		5,685,398
Consumer staples (1.7%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	526,000	495,488
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	635,000	584,010
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	42,789	45,441
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	271,570	313,289
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	12,000	11,007
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	68,000	83,069
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	378,000	401,744

30 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Consumer staples cont.
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	$655,000	$544,962
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	481,000	464,165
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28	795,000	782,795
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	185,000	171,108
		3,897,078
Energy (3.5%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	315,000	308,700
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	680,000	639,312
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	442,000	406,640
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	177,000	182,726
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	332,000	334,809
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	480,000	436,770
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	36,000	40,404
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	619,000	641,501
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	149,000	143,785
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	534,000	538,673
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	395,000	409,319
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	307,000	293,185
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	9,000	1,598
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	155,000	26,738
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	818,000	794,924
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	625,000	631,301
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	20,000	19,031
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	640,000	642,980
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	4,000	3,709
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	290,000	274,775
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	476,000	435,540
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	662,000	660,191
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	4,000	3,935
		7,870,546
Financials (7.5%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	705,000	683,854
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	100,000	90,984
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	425,000	434,563

Global Income Trust 31

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Financials cont.
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	$414,000	$508,185
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	436,000	384,713
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	400,000	372,647
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	197,102
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	460,000	487,807
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	205,000	187,897
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	324,000	331,287
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	215,000	216,923
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	740,000	715,406
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	207,000	217,623
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	120,000	115,802
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	156,000	161,490
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	184,000	185,928
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	262,000	263,638
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	100,000	93,709
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	760,000	739,586
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	220,000	221,925
Credit Agricole SA 144A unsec.sub. FRN 4.00%, 1/10/33 (France)	400,000	361,755
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	200,000	194,500
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	850,000	788,800
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	690,000	678,065
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	825,000	803,627
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	66,000	62,865
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,135,000	1,100,466
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	262,000	251,048
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	9,000	10,517
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	281,000	255,510
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	118,000	113,682
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	631,000	661,105
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	303,000	346,935
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
FRN (BBA LIBOR USD 3 Month + 2.91%), 5.239%, 3/15/37	172,000	165,980
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	508,000	756,312
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	230,000	278,300
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	30,000	34,484

32 Global Income Trust

		Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.		amount	Value
Financials cont.
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25		$100,000	$97,037
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43		32,000	32,480
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44		182,000	178,133
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40		68,000	83,551
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)		127,000	128,226
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)		585,000	569,584
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)		270,000	270,391
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39		136,000	174,405
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)		209,000	194,574
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)		579,000	565,776
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		300,000	295,965
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R		465,000	465,219
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38		276,000	335,187
			16,865,548
Health care (2.1%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		253,000	234,250
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47		492,000	461,973
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27		422,000	396,259
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48		269,000	262,291
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38		806,000	775,542
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28		534,000	527,530
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		88,000	89,540
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47		310,000	305,040
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24		75,000	75,891
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R		144,000	137,880
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R		80,000	80,535
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		140,000	131,250
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)		352,000	318,670
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28		385,000	381,244
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28		485,000	470,221
			4,648,116
Supra-Nation (1.8%)
European Investment Bank sr. unsec. unsub. bonds 5.625%,
6/7/32 (Supra-Nation)	GBP	1,900,000	3,493,929
European Investment Bank sr. unsec. unsub. notes Ser. EMTN,
4.125%, 4/15/24 (Supra-Nation)	EUR	450,000	618,872
			4,112,801

Global Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Technology (2.3%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	$3,000	$2,972
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	627,000	575,736
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	594,000	615,532
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	117,000	135,962
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	365,000	358,512
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	675,000	668,090
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	253,000	306,942
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	615,000	600,903
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	268,000	246,666
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	930,000	907,938
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	275,000	251,389
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	605,000	558,869
		5,229,511
Transportation (0.2%)
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	23,881	24,836
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	287,000	263,446
Southwest Airlines Co. Pass Through Trust pass-through
certificates Ser. 07-1, Class A, 6.15%, 8/1/22	114,772	120,407
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	23,643	24,719
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	136,841	134,566
		567,974
Utilities and power (2.0%)
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	270,000	266,625
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	84,000	104,178
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	210,000	194,642
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	164,000	161,188
Energy Transfer LP sr. sub. notes 5.875%, 1/15/24	653,000	686,466
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	110,000	97,335
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	830,000	881,319
Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	155,000	181,686
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	175,000	168,939
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	250,000	242,300
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	2,000	1,928
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	320,000	286,000

34 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (28.1%)* cont.	amount	Value
Utilities and power cont.
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	$530,000	$543,872
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD
3 Month + 2.11%), 4.426%, 5/15/67	664,000	611,498
		4,427,976
Total corporate bonds and notes (cost $65,287,784)		$63,451,915

	Principal
MORTGAGE-BACKED SECURITIES (24.7%)*	amount	Value
Agency collateralized mortgage obligations (9.0%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.981%,
10/25/27 (Bermuda)	$510,611	$511,120
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.631%,
8/25/28 (Bermuda)	545,000	548,572
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
16.621%, 4/15/37	11,116	14,929
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
15.438%, 11/15/35	37,379	49,336
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
14.753%, 12/15/36	21,495	25,964
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
13.022%, 3/15/35	45,860	55,479
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.119%, 6/15/34	27,343	30,213
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 7.031%, 10/25/24	397,842	439,378
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.881%, 12/25/27	197,205	200,785
Ser. 3707, Class PI, IO, 4.50%, 7/15/25	94,482	4,759
IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.70%),
4.421%, 7/15/40	1,464,150	177,898
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 4.237%, 5/25/25	183,368	187,637
Ser. 4355, Class DI, IO, 4.00%, 3/15/44	1,524,182	271,600
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,041,536	151,217
Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,552,791	308,658
Ser. 4141, Class PI, IO, 3.00%, 12/15/42	2,009,279	224,517
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	4,980,774	465,658
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	1,735,755	159,174
Ser. 3300, PO, zero %, 2/15/37	2,713	2,216
Ser. 3326, Class WF, zero %, 10/15/35 W	1,602	1,083
Federal National Mortgage Association
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
16.202%, 3/25/36	28,994	39,691
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
15.835%, 6/25/37	30,784	39,943
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.406%, 8/25/35	21,350	25,476

Global Income Trust 35

	Principal
MORTGAGE-BACKED SECURITIES (24.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.281%, 9/25/28	$340,000	$397,813
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2,
(1 Month US LIBOR + 5.25%), 7.531%, 10/25/23	160,000	183,118
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.181%, 11/25/24	272,891	311,933
Ser. 15-28, IO, 5.50%, 5/25/45	2,094,766	471,888
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.181%, 7/25/24	298,841	319,151
Ser. 17-113, IO, 5.00%, 1/25/38	1,290,731	207,986
IFB Ser. 12-116, Class SA, IO, ((-1 x 1 Month US LIBOR) + 7.20%),
4.919%, 10/25/42	1,656,319	324,783
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.881%, 5/25/24	562,000	597,379
IFB Ser. 10-46, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.45%),
4.169%, 5/25/40	315,468	48,308
IFB Ser. 12-103, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
3.719%, 9/25/42	1,683,231	228,148
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.631%, 1/25/29	85,058	85,253
Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	1,157,765	153,404
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	1,131,331	125,625
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,466,905	178,118
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	2,435,284	197,721
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	2,793,683	155,552
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	2,139,116	194,441
Ser. 07-64, Class LO, PO, zero %, 7/25/37	2,634	2,286
Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	1,303,768	294,978
Ser. 18-21, Class IN, IO, 5.00%, 2/20/48	1,026,284	235,440
Ser. 14-76, IO, 5.00%, 5/20/44	672,021	160,300
Ser. 14-25, Class QI, IO, 5.00%, 1/20/44	1,351,843	291,821
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	223,734	51,864
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	460,010	103,537
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	145,104	34,144
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	1,708,228	373,417
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	690,331	94,562
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,310,083	280,030
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	2,172,658	467,671
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,093,926	232,536
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	783,158	166,586
IFB Ser. 10-171, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.45%),
4.17%, 12/16/40	1,006,996	151,523
Ser. 16-19, Class PI, IO, 4.00%, 2/20/46	1,507,075	290,820
Ser. 16-47, Class CI, IO, 4.00%, 9/20/45	2,999,380	487,639
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	1,362,798	239,185
Ser. 15-40, IO, 4.00%, 3/20/45	1,243,336	253,521
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	1,652,119	300,658
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	471,625	84,603

36 Global Income Trust

		Principal
MORTGAGE-BACKED SECURITIES (24.7%)* cont.		amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.87%, 3/20/43		$2,031,980	$201,329
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45		2,728,950	382,269
Ser. 13-5, Class BI, IO, 3.50%, 1/20/43		1,489,182	288,529
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42		772,887	134,799
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42		1,319,058	257,203
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41		1,186,855	128,989
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40		776,197	37,203
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39		1,479,953	115,226
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38		998,984	107,152
Ser. 16-H23, Class NI, IO, 2.483%, 10/20/66 W		4,519,613	509,812
Ser. 16-H20, Class NI, IO, 2.439%, 9/20/66 W		2,129,432	220,929
Ser. 17-H02, Class BI, IO, 2.397%, 1/20/67 W		3,625,290	456,787
Ser. 17-H04, Class BI, IO, 2.336%, 2/20/67 W		3,341,032	455,216
Ser. 16-H16, Class EI, IO, 2.205%, 6/20/66 W		3,609,052	395,913
Ser. 17-H19, Class MI, IO, 2.039%, 4/20/67 W		2,292,864	264,138
Ser. 17-H11, Class NI, IO, 2.038%, 5/20/67 W		3,820,514	401,360
Ser. 15-H26, Class EI, IO, 1.726%, 10/20/65 W		2,884,523	246,050
Ser. 15-H26, Class DI, IO, 1.653%, 10/20/65 W		2,524,681	241,064
Ser. 15-H25, Class AI, IO, 1.611%, 9/20/65 W		2,934,968	221,590
Ser. 14-H21, Class AI, IO, 1.595%, 10/20/64 W		2,871,666	233,713
Ser. 16-H13, Class EI, IO, 1.584%, 4/20/66		2,749,284	295,548
Ser. 14-H12, Class BI, IO, 1.557%, 5/20/64 W		3,821,506	290,331
Ser. 15-H09, Class AI, IO, 1.524%, 4/20/65 W		5,537,820	477,078
Ser. 16-H25, Class GI, IO, 1.507%, 11/20/66 W		4,068,684	204,639
Ser. 15-H03, Class DI, IO, 1.224%, 1/20/65 W		4,720,607	399,835
Ser. 16-H01, Class AI, IO, 1.158%, 1/20/66 W		2,230,916	184,051
Ser. 16-H07, Class HI, IO, 1.105%, 2/20/66 W		3,738,748	326,333
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.832%, 10/25/28 (Bermuda)		294,000	294,000
			20,484,131
Commercial mortgage-backed securities (9.8%)
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.322%, 7/10/42 W		5,312	—
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W		1,020,253	10
Bayview Commercial Asset Trust 144A
Ser. 06-CD1A, IO, zero %, 7/25/23	CAD	1,093,490	—
Ser. 07-CD1A, IO, zero %, 3/25/21	CAD	217,901	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.27%, 3/11/39 W		$557,960	390,572
FRB Ser. 06-PW11, Class C, 5.27%, 3/11/39 (In default) † W		403,000	48,360
FRB Ser. 06-PW14, Class X1, IO, 0.315%, 12/11/38 W		149,206	746
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W		289,338	11
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.756%, 12/15/47 W		1,053,000	1,018,441
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47		682,000	688,113

Global Income Trust 37

	Principal
MORTGAGE-BACKED SECURITIES (24.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.496%, 10/15/49 W	$3,397,642	$34
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.82%, 5/15/46 W	129,680	130,204
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.738%, 5/10/47 W	478,000	474,015
FRB Ser. 14-CR18, Class C, 4.732%, 7/15/47 W	393,000	391,348
FRB Ser. 14-UBS6, Class C, 4.463%, 12/10/47 W	243,000	233,259
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	356,000	358,948
FRB Ser. 14-UBS6, Class XA, IO, 0.962%, 12/10/47 W	9,892,139	398,713
FRB Ser. 15-LC21, Class XA, IO, 0.825%, 7/10/48 W	12,885,118	438,396
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.04%, 1/15/49 W	913,916	9
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.012%, 5/15/38 W	39,368	139
Credit Suisse Mortgage Capital Certificates 144A FRB Ser. 06-C4,
Class AX, IO, 0.695%, 9/15/39 W	66,045	1
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.296%, 4/15/50 W	661,000	649,556
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.362%, 12/15/49 W	808,000	779,439
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.338%, 8/10/44 W	1,197,000	1,229,149
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.087%, 12/10/49 W	5,907,272	6,538
GS Mortgage Securities Trust FRB Ser. 13-GC10, Class XA, IO,
1.52%, 2/10/46 W	8,029,330	418,730
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.051%, 8/10/43 W	636,000	647,335
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	148,000	145,173
FRB Ser. 13-GC10, Class E, 4.397%, 2/10/46 W	650,000	502,811
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.558%, 9/15/47 W	310,000	298,244
FRB Ser. 15-C33, Class XA, IO, 0.999%, 12/15/48 W	3,830,458	197,843
FRB Ser. 14-C22, Class XA, IO, 0.883%, 9/15/47 W	10,703,054	424,212
FRB Ser. 13-C12, Class XA, IO, 0.518%, 7/15/45 W	23,468,926	442,953
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class AS, 4.117%, 5/15/45	239,000	241,784
Ser. 13-C10, Class AS, 3.372%, 12/15/47	163,000	157,680
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	267,000	260,137
FRB Ser. 13-LC11, Class XA, IO, 1.273%, 4/15/46 W	4,256,414	196,519
FRB Ser. 13-C16, Class XA, IO, 1.022%, 12/15/46 W	9,627,332	364,226
FRB Ser. 06-CB17, Class X, IO, 0.631%, 12/12/43 W	715,807	9,611
FRB Ser. 06-LDP8, Class X, IO, 0.286%, 5/15/45 W	2,468,725	3,207
FRB Ser. 07-LDPX, Class X, IO, 0.151%, 1/15/49 W	2,320,081	3,005
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.14%, 5/15/45 W	1,313,000	1,160,120
FRB Ser. 12-C8, Class D, 4.651%, 10/15/45 W	1,260,000	1,206,201
FRB Ser. 12-LC9, Class D, 4.373%, 12/15/47 W	251,000	247,077
FRB Ser. 07-CB20, Class X1, IO, zero %, 2/12/51 W	429,646	4

38 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (24.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.182%, 2/15/40 W	$37,603	$4
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.685%, 9/15/39 W	1,280,654	18,633
FRB Ser. 07-C2, Class XCL, IO, 0.182%, 2/15/40 W	241,003	25
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.072%, 4/20/48 W	603,000	525,201
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 5.787%, 12/15/49 W	28,998	19
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	495,000	484,042
FRB Ser. 14-C17, Class C, 4.457%, 8/15/47 W	591,000	571,014
Ser. 12-C5, Class AS, 3.792%, 8/15/45	850,000	846,042
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.574%, 11/15/45 W	278,000	277,120
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	176,388	47,625
Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.154%, 7/15/49 W	185,000	185,852
FRB Ser. 05-HQ5, Class X1, IO, 0.014%, 1/14/42 W	1,217,808	170
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.072%, 12/15/50 W	3,890,627	273,017
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.642%, 12/10/45 W	2,616,209	134,477
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.241%, 10/15/44 W	227,010	224,833
FRB Ser. 07-C34, IO, 0.108%, 5/15/46 W	315,060	102
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.287%, 7/15/46 W	363,000	344,002
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	418,000	384,568
FRB Ser. 16-LC25, Class XA, IO, 1.071%, 12/15/59 W	3,068,999	166,430
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	799,000	813,861
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	525,000	528,718
Ser. 13-C11, Class AS, 3.311%, 3/15/45	206,000	203,522
FRB Ser. 13-C14, Class XA, IO, 0.741%, 6/15/46 W	13,114,117	348,049
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.672%, 11/15/44 W	453,000	447,529
FRB Ser. 11-C2, Class D, 5.651%, 2/15/44 W	447,000	443,495
Ser. 11-C4, Class E, 5.231%, 6/15/44 W	274,000	262,085
FRB Ser. 12-C10, Class D, 4.442%, 12/15/45 W	298,000	260,795
FRB Ser. 12-C10, Class XA, IO, 1.567%, 12/15/45 W	3,881,789	198,914
		22,153,017
Residential mortgage-backed securities (non-agency) (5.9%)
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.581%, 9/25/45	254,137	244,226
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4,
(1 Month US LIBOR + 0.24%), 2.521%, 6/25/36	180,000	163,800
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.103%, 5/25/35 W	434,404	445,400

Global Income Trust 39

	Principal
MORTGAGE-BACKED SECURITIES (24.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.906%, 8/25/46	$261,519	$232,813
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.886%, 6/25/46	595,134	554,116
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.471%, 8/25/46	546,403	472,912
Federal Home Loan Mortgage Corporation FRB Ser. 16-DNA3,
Class M3, (1 Month US LIBOR + 5.00%), 7.281%, 12/25/28	827,000	965,659
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.181%, 10/25/28	166,780	191,333
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.981%, 4/25/28	254,289	294,056
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.831%, 4/25/28	1,283,970	1,454,685
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 7.581%, 10/25/28	566,000	662,608
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.281%, 7/25/25	121,398	134,950
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.581%, 2/25/25	321,510	352,187
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.281%, 5/25/25	243,293	266,967
MASTR Adjustable Rate Mortgages Trust FRB Ser. 04-13, Class 3A7,
4.452%, 11/21/34 W	353,986	361,508
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.541%, 2/25/35 W	194,658	198,180
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
3.041%, 8/26/47 W	170,000	165,411
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A,
Class A1M, (1 Month US LIBOR + 0.90%), 3.181%, 1/25/48	214,377	214,109
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 2.801%, 3/25/34	219,387	215,280
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 3.181%, 11/25/34	1,120,805	1,120,451
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
3.131%, 5/25/47	420,611	358,483
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.461%, 1/25/37	266,246	250,083
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.131%, 9/25/35 W	257,578	259,989
FRB Ser. 05-AR12, Class 1A8, 4.044%, 10/25/35 W	743,491	740,712
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.241%, 7/25/45	552,485	543,922
FRB Ser. 05-AR1, Class A1B, (1 Month US LIBOR + 0.78%),
3.061%, 1/25/45	299,118	294,631
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
2.771%, 10/25/45	1,009,550	1,000,726

40 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (24.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.37%),
2.651%, 1/25/45	$481,155	$478,461
FRB Ser. 05-AR19, Class A1B3, (1 Month US LIBOR + 0.35%),
2.631%, 12/25/45	209,557	199,960
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 4.197%, 4/25/36 W	225,643	227,900
FRB Ser. 06-AR2, Class 1A1, 4.145%, 3/25/36 W	227,784	228,753
		13,294,271
Total mortgage-backed securities (cost $56,869,290)		$55,931,419

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.3%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.7%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 12/1/48	$3,000,000	$3,072,305
4.50%, TBA, 11/1/48	3,000,000	3,076,875
4.00%, TBA, 11/1/48	2,000,000	2,012,344
3.50%, TBA, 11/1/48	1,000,000	982,031
3.50%, with due dates from 11/20/47 to 1/20/48	1,947,289	1,915,543
3.00%, TBA, 11/1/48	2,000,000	1,911,406
		12,970,504
U.S. Government Agency Mortgage Obligations (4.6%)
Federal National Mortgage Association Pass-Through Certificates
3.00%, TBA, 11/1/48	7,000,000	6,619,922
2.50%, TBA, 11/1/48	4,000,000	3,654,688
		10,274,610
Total U.S. government and agency mortgage obligations (cost $23,391,461)		$23,245,114

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.375%, 12/31/20 [i]	$20,000	$19,945
Total U.S. treasury obligations (cost $19,945)		$19,945

	Principal
ASSET-BACKED SECURITIES (2.0%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.081%, 11/25/50	$329,000	$329,000
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1,
Class A, (1 Month US LIBOR + 0.85%), 3.131%, 11/25/51	1,201,000	1,201,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.082%, 4/24/19	1,271,000	1,271,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 9/24/19	831,000	831,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 7/24/19	1,000,000	1,000,000
Total asset-backed securities (cost $4,632,000)		$4,632,000

Global Income Trust 41

PURCHASED SWAP OPTIONS OUTSTANDING (0.8%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
3.1165/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.1165		$17,543,800	$4,561
Citibank, N.A.
(3.031)/3 month USD-LIBOR-BBA/Jun-49	Jun-19/3.031		1,384,300	96,984
(3.23)/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.23		3,113,600	81,607
(3.29)/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.29		3,113,600	62,895
(3.296)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.296		17,543,800	53,859
3.1905/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.1905		16,270,500	48,649
3.126/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.126		17,543,800	40,000
(3.3745)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.3745		16,270,500	10,576
Goldman Sachs International
(3.0325)/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.0325		24,909,100	88,178
(3.01)/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.01		24,909,100	65,013
3.2775/3 month USD-LIBOR-BBA/Jan-20	Jan-19/3.2775		24,909,100	27,400
3.0325/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.0325		24,909,100	20,675
0.025/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/0.025	EUR	15,443,200	19,241
3.01/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.01		$24,909,100	12,953
2.99375/3 month USD-LIBOR-BBA/Jan-20	Jan-19/2.99375		24,909,100	12,704
-0.065/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/-0.065	EUR	15,443,200	8,921
JPMorgan Chase Bank N.A.
1.376/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-19/1.376	EUR	3,889,000	127,169
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		$1,593,600	126,516
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		1,593,600	123,966
1.758/6 month EUR-EURIBOR-Reuters/Sep-49	Sep-19/1.758	EUR	1,551,000	110,218
(3.25)/3 month USD-LIBOR-BBA/Jan-29	Jan-19/3.25		$12,454,500	104,369
(2.925)/3 month USD-LIBOR-BBA/Nov-20	Nov-18/2.925		18,681,800	68,936
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		1,593,600	58,724
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		1,593,600	57,338
3.11/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.11		9,340,900	1,962
0.882/3 month GBP-LIBOR-BBA/Nov-19	Nov-18/0.882	GBP	10,624,000	136
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		$1,590,200	134,322
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		1,590,200	134,181
(2.92875)/3 month USD-LIBOR-BBA/Nov-20	Nov-18/2.92875		12,265,800	44,157
3.02/3 month USD-LIBOR-BBA/Aug-20	Aug-19/3.02		36,336,900	42,151
Total purchased swap options outstanding (cost $2,062,211)				$1,788,361

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Citibank, N.A.
USD/JPY (Put)	Jan-19/JPY 108.00	$9,053,300		$9,053,300	$38,920
Goldman Sachs International
EUR/USD (Call)	Nov-18/$1.16	9,020,991	EUR	7,964,500	1,074
USD/CNH (Call)	Apr-19/CNH 7.00	4,637,000		$4,637,000	84,885
HSBC Bank USA, National
Association
EUR/USD (Call)	Nov-18/$1.16	9,020,991	EUR	7,964,500	1,073

42 Global Income Trust

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)* cont.	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-18/$95.68	$19,000,000	$19,000,000	$1,292
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.02	5,000,000	5,000,000	11,280
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.17	5,000,000	5,000,000	9,260
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.33	5,000,000	5,000,000	7,540
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/98.37	17,000,000	17,000,000	1,071
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.56	5,000,000	5,000,000	5
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.19	5,000,000	5,000,000	5
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.38	5,000,000	5,000,000	5
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.75	5,000,000	5,000,000	54,560
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.59	5,000,000	5,000,000	49,755
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.44	5,000,000	5,000,000	45,245
Federal National Mortgage
Association 30 yr 4.00% TBA
commitments (Call)	Nov-18/100.30	5,000,000	5,000,000	3,870
Total purchased options outstanding (cost $531,728)				$309,840

	Principal amount/
SHORT-TERM INVESTMENTS (6.9%)*		shares	Value
Putnam Short Term Investment Fund 2.33% L	Shares	9,186,921	$9,186,921
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.09% P	Shares	110,000	110,000
U.S. Treasury Bills 2.316%, 1/24/19 §		$275,000	273,552
U.S. Treasury Bills 2.209%, 12/11/18		113,000	112,730
U.S. Treasury Bills 2.163%, 12/18/18		809,000	806,753
U.S. Treasury Bills 2.143%, 12/13/18 # ∆ §		2,800,000	2,792,994
U.S. Treasury Bills 2.130%, 12/6/18 §		94,000	93,805
U.S. Treasury Bills 2.121%, 11/23/18 # §		46,000	45,940
U.S. Treasury Bills 2.088%, 11/1/18 # ∆ §		1,228,000	1,228,000

Global Income Trust 43

	Principal
SHORT-TERM INVESTMENTS (6.9%)* cont.	amount	Value
U.S. Treasury Bills 2.046%, 11/8/18 # ∆ §	$602,000	$601,755
U.S. Treasury Bills 2.043%, 11/15/18 ∆ §	395,000	394,675
Total short-term investments (cost $15,647,284)		$15,647,125

TOTAL INVESTMENTS
Total investments (cost $260,108,590)	$250,855,305

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
USD /$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

44 Global Income Trust

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $226,153,747.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $288,867 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,313,366 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $3,401,008 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $35,396,921 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

Global Income Trust 45

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	57.8%	Brazil	1.0%
Japan	14.0	Netherlands	0.9
Italy	4.3	Belgium	0.8
France	3.6	Australia	0.8
Canada	2.5	Bermuda	0.5
United Kingdom	2.5	Austria	0.5
Supra-Nation	1.6	Indonesia	0.5
Mexico	1.5	Ireland	0.5
Spain	1.4	Other	2.7
Greece	1.3	Total	100.0%
Switzerland	1.3

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $91,770,961)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/16/19	$202,711	$212,545	$(9,834)
	British Pound	Sell	12/19/18	2,459,920	2,500,175	40,255
	Canadian Dollar	Buy	1/16/19	9,434	9,715	(281)
	Czech Koruna	Buy	12/19/18	246,084	254,534	(8,450)
	Euro	Buy	12/19/18	2,176,362	2,241,430	(65,068)
	Japanese Yen	Buy	11/19/18	5,442	5,458	(16)
	Japanese Yen	Sell	11/19/18	5,442	5,530	88
	Norwegian Krone	Buy	12/19/18	1,429,948	1,436,876	(6,928)
	Russian Ruble	Buy	12/19/18	232,609	220,968	11,641
	South Korean Won	Sell	2/20/19	567,340	565,806	(1,534)
	Swedish Krona	Sell	12/19/18	594,594	602,257	7,663
Barclays Bank PLC
	Australian Dollar	Buy	1/16/19	565,960	575,543	(9,583)
	British Pound	Buy	12/19/18	1,841,832	1,868,326	(26,494)
	Euro	Sell	12/19/18	313,590	317,811	4,221
	Hong Kong Dollar	Sell	11/19/18	65,612	65,665	53
	Japanese Yen	Buy	11/19/18	1,194,604	1,219,113	(24,509)
	Norwegian Krone	Buy	12/19/18	987,926	985,887	2,039
	Swedish Krona	Sell	12/19/18	1,207,607	1,222,686	15,079
Citibank, N.A.
	Australian Dollar	Buy	1/16/19	564,400	572,579	(8,179)
	Canadian Dollar	Buy	1/16/19	612,626	622,930	(10,304)
	Danish Krone	Buy	12/19/18	142,845	147,429	(4,584)
	Euro	Sell	12/19/18	2,783,410	2,863,703	80,293
	Japanese Yen	Sell	11/19/18	662,394	670,382	7,988
	Norwegian Krone	Buy	12/19/18	298,347	299,789	(1,442)
	Swedish Krona	Sell	12/19/18	1,281,307	1,298,040	16,733
	Thai Baht	Buy	11/19/18	425,266	426,681	(1,415)

46 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $91,770,961) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Australian Dollar	Buy	1/16/19	$1,422,447	$1,446,543	$(24,096)
	British Pound	Buy	12/19/18	556,714	575,583	(18,869)
	Canadian Dollar	Buy	1/16/19	1,094,693	1,114,773	(20,080)
	Euro	Sell	12/19/18	626,156	645,482	19,326
	Japanese Yen	Buy	11/19/18	582,261	586,104	(3,843)
	Japanese Yen	Sell	11/19/18	582,261	593,455	11,194
	New Zealand Dollar	Sell	1/16/19	565,262	572,880	7,618
	Swedish Krona	Sell	12/19/18	877,121	888,402	11,281
	Swiss Franc	Sell	12/19/18	5,088	14,774	9,686
Goldman Sachs International
	Australian Dollar	Sell	1/16/19	464,392	465,126	734
	Brazilian Real	Sell	1/3/19	68,875	62,424	(6,451)
	British Pound	Sell	12/19/18	417,439	424,476	7,037
	Canadian Dollar	Buy	1/16/19	16,434	23,120	(6,686)
	Euro	Buy	12/19/18	151,506	170,234	(18,728)
	Indian Rupee	Buy	11/19/18	570,428	583,287	(12,859)
	Indian Rupee	Sell	11/19/18	570,428	575,151	4,723
	Japanese Yen	Sell	11/19/18	4,417,664	4,496,910	79,246
	New Taiwan Dollar	Sell	2/20/19	571,644	569,380	(2,264)
	New Zealand Dollar	Sell	1/16/19	1,207,397	1,200,605	(6,792)
	Norwegian Krone	Buy	12/19/18	2,699,862	2,675,910	23,952
	South African Rand	Sell	1/16/19	996,185	1,016,252	20,067
	Swedish Krona	Buy	12/19/18	5,436,975	5,529,737	(92,762)
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/16/19	467,368	455,544	(11,824)
	British Pound	Sell	12/19/18	8,200	4,802	(3,398)
	Canadian Dollar	Buy	1/16/19	694,568	715,175	(20,607)
	Euro	Sell	12/19/18	1,160,067	1,193,089	33,022
	Indonesian Rupiah	Buy	12/19/18	567,340	577,540	(10,200)
	Indonesian Rupiah	Sell	12/19/18	567,340	573,432	6,092
	Mexican Peso	Buy	1/16/19	104,564	101,984	2,580
	New Zealand Dollar	Buy	1/16/19	1,138,690	1,152,377	(13,687)
	Norwegian Krone	Sell	12/19/18	554,036	573,082	19,046
	Swedish Krona	Buy	12/19/18	567,315	592,514	(25,199)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/19	1,013,625	1,024,853	(11,228)
	British Pound	Buy	12/19/18	531,729	542,660	(10,931)
	Canadian Dollar	Sell	1/16/19	562,715	565,311	2,596
	Euro	Buy	12/19/18	5,533,947	5,712,497	(178,550)
	Japanese Yen	Sell	11/19/18	3,769,512	3,835,642	66,130
	New Zealand Dollar	Buy	1/16/19	562,781	577,061	(14,280)
	Norwegian Krone	Buy	12/19/18	1,165,210	1,171,512	(6,302)
	Russian Ruble	Buy	12/19/18	6,354	6,027	327
	Singapore Dollar	Buy	11/19/18	259,988	264,910	(4,922)

Global Income Trust 47

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $91,770,961) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	JPMorgan Chase Bank N.A. cont.
	Singapore Dollar	Sell	2/20/19	$565,241	$565,849	$608
	South Korean Won	Buy	11/19/18	2,251,344	2,277,442	(26,098)
	Swedish Krona	Sell	12/19/18	1,859,204	1,880,735	21,531
	Swiss Franc	Sell	12/19/18	356,043	370,488	14,445
	NatWest Markets PLC
	Australian Dollar	Buy	1/16/19	80,517	83,185	(2,668)
	Canadian Dollar	Sell	1/16/19	286,683	284,150	(2,533)
	Euro	Buy	12/19/18	41,743	43,008	(1,265)
	Japanese Yen	Buy	11/19/18	582,441	578,782	3,659
	Japanese Yen	Sell	11/19/18	582,441	585,603	3,162
	New Zealand Dollar	Sell	1/16/19	572,316	577,932	5,616
	Norwegian Krone	Sell	12/19/18	2,084,194	2,085,012	818
	Swedish Krona	Sell	12/19/18	1,180,856	1,196,304	15,448
	State Street Bank and Trust Co.
	Australian Dollar	Sell	1/16/19	476,937	473,621	(3,316)
	British Pound	Buy	12/19/18	73,289	75,297	(2,008)
	Canadian Dollar	Sell	1/16/19	596,800	598,005	1,205
	Euro	Sell	12/19/18	2,970,403	3,067,111	96,708
	Hungarian Forint	Buy	12/19/18	228,685	233,117	(4,432)
	Israeli Shekel	Buy	1/16/19	147,246	150,356	(3,110)
	Japanese Yen	Sell	11/19/18	387,869	396,533	8,664
	New Zealand Dollar	Sell	1/16/19	582,570	575,010	(7,560)
	Norwegian Krone	Buy	12/19/18	1,080,111	1,077,575	2,536
	Polish Zloty	Sell	12/19/18	183,087	189,033	5,946
	Swedish Krona	Sell	12/19/18	318,279	319,314	1,035
UBS AG
	Australian Dollar	Buy	1/16/19	878,744	891,391	(12,647)
	British Pound	Sell	12/19/18	573,114	590,632	17,518
	Euro	Buy	12/19/18	2,613,591	2,689,551	(75,960)
	Japanese Yen	Buy	11/19/18	1,150,913	1,164,274	(13,361)
	Japanese Yen	Sell	11/19/18	1,150,913	1,163,415	12,502
	New Zealand Dollar	Sell	1/16/19	217,550	221,395	3,845
	Norwegian Krone	Buy	12/19/18	1,149,577	1,163,260	(13,683)
	Swedish Krona	Sell	12/19/18	250,880	244,662	(6,218)
	WestPac Banking Corp.
	Australian Dollar	Buy	1/16/19	846,849	858,876	(12,027)
	Euro	Buy	12/19/18	17,175	17,565	(390)
	Unrealized appreciation					725,956
	Unrealized (depreciation)					(890,455)
Total						$(164,499)

* The exchange currency for all contracts listed is the United States Dollar.

48 Global Income Trust

FUTURES CONTRACTS OUTSTANDING at 10/31/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Canadian Government Bond
10 yr (Long)	5	$501,918	$501,918	Dec-18	$(8,066)
Euro-Bobl 5 yr (Long)	7	1,042,129	1,042,129	Dec-18	(1,447)
Euro-BTP Italian Government
Bond (Short)	2	275,551	275,551	Dec-18	(209)
Euro-Bund 10 yr (Long)	7	1,270,629	1,270,630	Dec-18	5,760
Euro-Bund 10 yr (Short)	28	5,082,518	5,082,519	Dec-18	2,786
Euro-Buxl 30 yr (Long)	5	1,001,829	1,001,829	Dec-18	(1,827)
Euro-OAT 10 yr (Short)	3	516,352	516,353	Dec-18	2,064
Euro-Schatz 2 yr (Short)	63	7,990,194	7,990,197	Dec-18	(12,278)
Japanese Government Bond
10 yr (Long)	1	1,334,958	1,334,958	Dec-18	3,276
Japanese Government Bond
10 yr (Short)	10	13,349,581	13,349,581	Dec-18	(26,626)
U.K. Gilt 10 yr (Long)	1	156,464	156,464	Dec-18	24
U.S. Treasury Bond 30 yr (Long)	17	2,348,125	2,348,125	Dec-18	(95,675)
U.S. Treasury Bond Ultra 30 yr (Long)	16	2,387,500	2,387,500	Dec-18	(155,782)
U.S. Treasury Note 10 yr (Long)	49	5,803,438	5,803,438	Dec-18	(79,942)
U.S. Treasury Note 10 yr (Short)	110	13,028,125	13,028,125	Dec-18	180,249
U.S. Treasury Note 5 yr (Long)	99	11,125,898	11,125,898	Dec-18	(86,823)
U.S. Treasury Note 2 yr (Long)	54	11,375,438	11,375,438	Dec-18	(32,155)
U.S. Treasury Note Ultra 10 yr (Long)	25	3,127,734	3,127,734	Dec-18	(66,066)
Unrealized appreciation					194,159
Unrealized (depreciation)					(566,896)
Total					$(372,737)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/18 (premiums $1,631,319)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(3.204)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.204	$8,771,900	$16,403
Barclays Bank PLC
2.813/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.813	11,073,000	74,743
Citibank, N.A.
3.2825/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.2825	8,135,200	17,979
3.50/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.50	3,113,600	19,803
3.43/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.43	3,113,600	28,739
3.395/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.395	3,113,600	36,460
(3.211)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.211	8,771,900	42,456
3.33/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.33	3,113,600	50,129
3.211/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.211	8,771,900	54,824
(3.2825)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.2825	8,135,200	59,468
3.09/3 month USD-LIBOR-BBA/Jun-24	Jun-19/3.09	6,152,200	74,872
2.663/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.663	11,073,000	103,311

Global Income Trust 49

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/18 (premiums $1,631,319) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Goldman Sachs International
(3.02125)/3 month USD-LIBOR-BBA/Dec-22	Dec-18/3.02125		$24,909,100	$32,880
(0.115)/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/0.115	EUR	15,443,200	34,459
(3.1325)/3 month USD-LIBOR-BBA/Jan-21	Jan-19/3.1325		$24,909,100	38,111
3.02125/3 month USD-LIBOR-BBA/Dec-22	Dec-18/3.02125		24,909,100	151,198
JPMorgan Chase Bank N.A.
3.41/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.41		9,340,900	187
3.085/3 month USD-LIBOR-BBA/Nov-20	Nov-18/3.085		18,681,800	24,847
3.005/3 month USD-LIBOR-BBA/Nov-20	Nov-18/3.005		18,681,800	44,650
3.18/3 month USD-LIBOR-BBA/Jan-24	Jan-19/3.18		11,645,000	50,772
3.26/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.26		2,715,100	61,959
2.77/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.77		24,794,000	182,484
(1.733)/6 month EUR-EURIBOR-Reuters/Sep-39	Sep-19/1.733	EUR	4,250,000	217,389
Morgan Stanley & Co. International PLC
(2.58)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/2.58		$36,336,900	14,535
(2.80)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/2.80		36,336,900	24,709
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-25/3.00		1,590,200	111,791
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-25/3.00		1,590,200	111,934
Total				$1,681,092

WRITTEN OPTIONS OUTSTANDING at 10/31/18 (premiums $452,250)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Citibank, N.A.
USD/JPY (Put)	Jan-19/JPY 105.00	$9,053,300	$9,053,300	$16,441
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	4,637,000	4,637,000	43,282
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Nov-18/$95.68	19,000,000	19,000,000	209,057
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.36	5,000,000	5,000,000	7,270
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.51	5,000,000	5,000,000	5,870
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.67	5,000,000	5,000,000	4,710
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.70	5,000,000	5,000,000	4,525
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.85	5,000,000	5,000,000	3,595

50 Global Income Trust

WRITTEN OPTIONS OUTSTANDING at 10/31/18 (premiums $452,250) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/$99.01	$5,000,000	$5,000,000	$2,825
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.72	5,000,000	5,000,000	5
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.91	5,000,000	5,000,000	5
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.54	5,000,000	5,000,000	5
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Nov-18/98.37	17,000,000	17,000,000	175,678
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.27	5,000,000	5,000,000	40,620
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.11	5,000,000	5,000,000	36,720
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.95	5,000,000	5,000,000	33,115
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.78	5,000,000	5,000,000	29,475
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.63	5,000,000	5,000,000	26,460
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.47	5,000,000	5,000,000	23,710
Federal National Mortgage
Association 30 yr 4.00% TBA
commitments (Put)	Nov-18/100.30	5,000,000	5,000,000	18,515
Total				$681,883

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$3,099,300	$(121,183)	$35,921
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	1,859,600	(199,535)	32,748

Global Income Trust 51

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A. cont.
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647		$3,099,300	$(121,183)	$(49,527)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785		1,859,600	(199,535)	(91,715)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	54,505,300	(27,570)	(130)
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	54,505,300	(27,570)	(3,174)
Citibank, N.A.
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		$3,099,300	(121,183)	35,332
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		377,000	(48,539)	16,154
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		377,000	(48,539)	(19,514)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		3,099,300	(121,183)	(49,248)
Goldman Sachs International
(2.725)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725		628,600	(50,382)	12,383
(3.005)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005		628,600	(43,562)	10,567
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		371,900	(46,952)	8,267
3.169/3 month USD-LIBOR-BBA/
Nov-28 (Purchased)	Nov-18/3.169		17,543,800	(71,228)	(1,228)
(1.98)/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/1.98	GBP	1,816,900	(9,746)	(4,250)
1.18/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/1.18	GBP	1,816,900	(7,908)	(4,923)
1.234/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/1.234	GBP	3,633,700	(13,307)	(5,388)
(2.034)/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/2.034	GBP	3,633,700	(18,902)	(11,008)
2.725/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725		$628,600	(50,382)	(13,697)
3.005/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005		628,600	(57,203)	(14,439)
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		371,900	(46,952)	(15,058)
3.379/3 month USD-LIBOR-BBA/
Nov-28 (Written)	Nov-18/3.379		8,771,900	15,789	(702)
(3.229)/3 month USD-LIBOR-BBA/
Nov-28 (Written)	Nov-18/3.229		8,771,900	53,801	(702)

52 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A.
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$1,859,600	$(259,647)	$17,964
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		377,000	(40,452)	15,170
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		628,600	(65,374)	7,367
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	759,100	(97,077)	6,027
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	759,100	(97,077)	(2,244)
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		$628,600	(36,333)	(6,412)
3.062/3 month USD-LIBOR-BBA/
Dec-28 (Purchased)	Dec-18/3.062		9,230,800	(27,769)	(11,077)
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		377,000	(58,284)	(23,698)
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		1,859,600	(259,647)	(138,317)
3.302/3 month USD-LIBOR-BBA/
Dec-28 (Written)	Dec-18/3.302		9,230,800	25,231	(10,707)
Morgan Stanley & Co. International PLC
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		377,000	(57,756)	15,604
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	3,322
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		734,900	(83,852)	(536)
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		377,000	(40,565)	(15,785)
Unrealized appreciation					216,826
Unrealized (depreciation)					(493,479)
Total					$(276,653)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/18 (proceeds receivable $31,930,898)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 11/1/48	$3,000,000	11/13/18	$3,071,016
Federal National Mortgage Association, 3.50%, 11/1/48	9,000,000	11/13/18	8,759,531
Federal National Mortgage Association, 3.00%, 12/1/48	7,000,000	12/13/18	6,612,539
Federal National Mortgage Association, 3.00%, 11/1/48	11,000,000	11/13/18	10,402,733
Government National Mortgage Association, 4.50%, 11/1/48	3,000,000	11/19/18	3,076,875
Total			$31,922,694

Global Income Trust 53

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18
			Upfront
			premium	Termina-			Unrealized
Swap counterparty/			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
Goldman Sachs International
KRW	6,086,000,000	$38,293	$—	12/9/21	3 month KRW-	1.67% — Quarterly	$(36,649)
					CD-KSDA-
					BLOOMBERG —
					Quarterly
JPMorgan Chase Bank N.A.
THB	42,200,000	3,603	—	11/16/21	6 month THB-	2.07% —	8,252
					SIBOR-THFX6M —	Semiannually
					Semiannually
Upfront premium received			—		Unrealized appreciation		8,252
Upfront premium (paid)			—		Unrealized (depreciation)		(36,649)
Total			$—		Total		$(28,397)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$5,205,500	$74,303	$(49)	3/21/23	3 month USD-	2.7725% —	$(72,269)
				LIBOR-BBA —	Semiannually
				Quarterly
1,873,000	13,915 E	(21)	2/27/28	3 month USD-	3.11% —	(13,936)
				LIBOR-BBA —	Semiannually
				Quarterly
2,188,000	21,797 E	(25)	3/7/28	3 month USD-	3.05125% —	(21,821)
				LIBOR-BBA —	Semiannually
				Quarterly
24,531,700	111,742	(51,302)	10/5/20	2.8225% —	3 month USD-	54,741
				Semiannually	LIBOR-BBA —
					Quarterly
17,108,000	13,892	(41)	4/25/19	3 month USD-	2.547% —	(14,953)
				LIBOR-BBA —	Semiannually
				Quarterly
42,770,000	36,055	(104)	4/26/19	3 month USD-	2.55% —	(38,889)
				LIBOR-BBA —	Semiannually
				Quarterly
8,554,000	8,828	(21)	5/1/19	3 month USD-	2.5371% —	48,442
				LIBOR-BBA —	Semiannually
				Quarterly
5,847,900	142,584	33,109	9/25/28	3 month USD-	2.936% —	(106,565)
				LIBOR-BBA —	Semiannually
				Quarterly
11,695,900	194,842	(32,319)	9/25/28	3.026% —	3 month USD-	155,652
				Semiannually	LIBOR-BBA —
					Quarterly
9,340,900	49,012	8,750	10/11/28	3 month USD-	3.16% —	(37,052)
				LIBOR-BBA —	Semiannually
				Quarterly

54 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$8,771,900	$189,385	$46,813	10/9/28	3 month USD-	2.97% —	$(140,146)
				LIBOR-BBA —	Semiannually
				Quarterly
17,543,800	257,911	(47,601)	10/9/28	3.05% —	3 month USD-	204,602
				Semiannually	LIBOR-BBA —
					Quarterly
5,847,900	104,028	33,255	10/16/28	3 month USD-	3.015% —	(69,759)
				LIBOR-BBA —	Semiannually
				Quarterly
11,695,900	122,316	(34,073)	10/16/28	3.10% —	3 month USD-	85,800
				Semiannually	LIBOR-BBA —
					Quarterly
11,637,000	138,341 E	36,556	12/19/28	3 month USD-	3.10% —	(101,784)
				LIBOR-BBA —	Semiannually
				Quarterly
22,796,000	110,014 E	(15,811)	12/19/23	3.05% —	3 month USD-	94,203
				Semiannually	LIBOR-BBA —
					Quarterly
51,425,200	81,766 E	(19,557)	12/19/20	3.05% —	3 month USD-	62,209
				Semiannually	LIBOR-BBA —
					Quarterly
53,518,400	134,599 E	(136,243)	12/19/23	3.10% —	3 month USD-	(1,644)
				Semiannually	LIBOR-BBA —
					Quarterly
9,787,700	74,161 E	(19,132)	12/19/28	3.15% —	3 month USD-	55,029
				Semiannually	LIBOR-BBA —
					Quarterly
2,417,500	47,165 E	13,110	12/19/48	3.20% —	3 month USD-	60,275
				Semiannually	LIBOR-BBA —
					Quarterly
245,600	1,184	(3)	10/30/28	3.167% —	3 month USD-	1,193
				Semiannually	LIBOR-BBA —
					Quarterly
8,947,300	76,159	(119)	10/2/28	3.1215% —	3 month USD-	71,425
				Semiannually	LIBOR-BBA —
					Quarterly
224,200	3,107 E	(8)	1/7/49	3.23% —	3 month USD-	3,099
				Semiannually	LIBOR-BBA —
					Quarterly
502,900	1,011 E	(7)	11/7/28	3.204% —	3 month USD-	1,004
				Semiannually	LIBOR-BBA —
					Quarterly
685,000	612	(10)	10/22/28	3.2325% —	3 month USD-	(706)
				Semiannually	LIBOR-BBA —
					Quarterly
186,800	377 E	(6)	1/11/49	3.29% —	3 month USD-	371
				Semiannually	LIBOR-BBA —
					Quarterly

Global Income Trust 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$3,900,000	$18,240	$(52)	10/9/28	3 month USD-	3.275% —	$19,994
				LIBOR-BBA —	Semiannually
				Quarterly
3,900,000	12,788	(52)	10/9/28	3 month USD-	3.25877% —	14,503
				LIBOR-BBA —	Semiannually
				Quarterly
3,900,000	11,439	(52)	10/9/28	3 month USD-	3.25475% —	13,144
				LIBOR-BBA —	Semiannually
				Quarterly
3,900,000	11,275	(52)	10/9/28	3 month USD-	3.25427% —	12,979
				LIBOR-BBA —	Semiannually
				Quarterly
3,900,000	14,648	(52)	10/9/28	3 month USD-	3.26431% —	16,377
				LIBOR-BBA —	Semiannually
				Quarterly
3,175,900	9,004 E	(45)	11/7/28	3.26% —	3 month USD-	(9,049)
				Semiannually	LIBOR-BBA —
					Quarterly
809,000	2,585	(11)	10/11/28	3 month USD-	3.258% —	2,896
				LIBOR-BBA —	Semiannually
				Quarterly
570,000	633	(5)	10/15/23	3 month USD-	3.1545% —	772
				LIBOR-BBA —	Semiannually
				Quarterly
8,058,500	1,330	(65)	10/15/23	3.13395% —	3 month USD-	(3,348)
				Semiannually	LIBOR-BBA —
					Quarterly
3,099,000	1,128	(41)	10/16/28	3.214703% —	3 month USD-	289
				Semiannually	LIBOR-BBA —
					Quarterly
2,999,000	1,044	(40)	10/18/28	3.2255% —	3 month USD-	(1,726)
				Semiannually	LIBOR-BBA —
					Quarterly
3,730,000	8,691	(49)	10/19/28	3 month USD-	3.24857% —	9,381
				LIBOR-BBA —	Semiannually
				Quarterly
3,730,000	8,508	(49)	10/19/28	3 month USD-	3.248% —	9,198
				LIBOR-BBA —	Semiannually
				Quarterly
1,133,000	4,733	(15)	10/22/28	3 month USD-	3.2705% —	4,867
				LIBOR-BBA —	Semiannually
				Quarterly
3,570,000	13,316	(47)	10/23/28	3 month USD-	3.2655% —	13,649
				LIBOR-BBA —	Semiannually
				Quarterly
3,110,000	8,646	(41)	10/26/28	3.191% —	3 month USD-	8,526
				Semiannually	LIBOR-BBA —
					Quarterly

56 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$1,694,500	$2,843	$(22)	10/29/28	3.203% —	3 month USD-	$2,874
					Semiannually	LIBOR-BBA —
						Quarterly
	3,952,500	28,039	(52)	10/30/28	3.14072% —	3 month USD-	28,195
					Semiannually	LIBOR-BBA —
						Quarterly
	3,952,500	28,098	(52)	10/30/28	3.14054% —	3 month USD-	28,255
					Semiannually	LIBOR-BBA —
						Quarterly
	2,032,000	11,788	(27)	10/31/28	3.155% —	3 month USD-	11,903
					Semiannually	LIBOR-BBA —
						Quarterly
	4,836,900	21,960 E	(68)	12/6/28	3.182% —	3 month USD-	21,891
					Semiannually	LIBOR-BBA —
						Quarterly
	2,940,000	1,235	(39)	11/2/28	3 month USD-	3.21469% —	(1,274)
					LIBOR-BBA —	Semiannually
					Quarterly
	5,263,100	211 E	(75)	12/4/28	3.229% —	3 month USD-	136
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	2,375,000	5,471	(7)	11/3/22	2.427% —	6 month AUD-	(8,221)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	2,375,000	7,002	(7)	11/15/22	2.4525% —	6 month AUD-	(10,192)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	2,782,000	18,990 E	(24)	3/7/28	3.395% —	6 month AUD-	(19,014)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	12,668,000	14,658 E	49	12/19/23	2.50% —	6 month AUD-	(14,610)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	1,547,000	6,368 E	(6,787)	12/19/28	6 month AUD-	2.90% —	(418)
					BBR-BBSW —	Semiannually
					Semiannually
AUD	1,130,000	1,346 E	3,429	12/19/23	6 month AUD-	2.501% —	4,775
					BBR-BBSW —	Semiannually
					Semiannually
AUD	160,000	669 E	449	12/19/28	6 month AUD-	2.901% —	1,117
					BBR-BBSW —	Semiannually
					Semiannually
BRL	6,060,615	96,359	(17)	1/2/23	Brazil Cetip	0.00% — At	95,533
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	3,077,385	52,866	(12)	1/2/23	0.00% — At	Brazil Cetip	(52,536)
					maturity	DI Interbank
						Deposit Rate —
						At maturity

Global Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
BRL	3,347,011	$25,962	$—	1/2/23	0.00% — At	Brazil Cetip	$(25,278)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
CAD	2,329,000	51,323	(7)	11/2/22	3 month CAD-	2.02% —	(49,754)
					BA-CDOR —	Semiannually
					Semiannually
CAD	2,329,000	49,375	(7)	11/14/22	3 month CAD-	2.0525% —	(47,660)
					BA-CDOR —	Semiannually
					Semiannually
CAD	6,041,000	38,005 E	29,900	12/19/23	3 month CAD-	2.65% —	(8,104)
					BA-CDOR —	Semiannually
					Semiannually
CAD	1,561,000	17,860 E	(17,633)	12/19/28	2.75% —	3 month CAD-	228
					Semiannually	BA-CDOR —
						Semiannually
CAD	940,000	5,880 E	3,002	12/19/23	3 month CAD-	2.651% —	(2,878)
					BA-CDOR —	Semiannually
					Semiannually
CAD	1,090,000	12,398 E	7,091	12/19/28	3 month CAD-	2.751% —	(5,307)
					BA-CDOR —	Semiannually
					Semiannually
CAD	980,000	7,091 E	(9,510)	12/19/48	3 month CAD-	2.951% —	(16,601)
					BA-CDOR —	Semiannually
					Semiannually
CHF	4,000	18 E	(6)	12/19/23	6 month CHF-	0.05% —	11
					LIBOR-BBA —	Annually
					Semiannually
CHF	4,602,000	15,019 E	(6,763)	12/19/28	6 month CHF-	0.55% —	8,256
					LIBOR-BBA —	Annually
					Semiannually
CHF	5,702,000	3,380 E	(22)	9/21/21	—	0.046% plus 6	(3,402)
						month CHF-
						LIBOR-BBA —
						Semiannually
EUR	2,376,000	5,102 E	(9)	2/18/20	—	0.124% plus	(5,112)
						1 Day Euribor
						rate — Annually
EUR	2,376,000	5,651 E	(9)	2/18/20	—	0.104% plus	(5,661)
						1 Day Euribor
						rate — Annually
EUR	5,724,000	20,636	(50)	5/4/22	0.21% —	6 month EUR-	(36,579)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,649,000	19,576 E	(14)	10/27/27	1.61375% —	6 month EUR-	(19,590)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

58 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	2,854,000	$19,654	$(28)	1/24/23	6 month	0.378% —	$31,959
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	733,000	7,319	(12)	1/24/28	0.976% —	6 month EUR-	(14,506)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	3,543,000	4,089	(16)	1/24/20	—	0.14% plus 6	(2,633)
						month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	3,564,000	4,848	(17)	1/30/20	—	0.1249%	(3,782)
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	2,867,000	28,375	(29)	1/30/23	6 month	0.4419% —	41,999
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	735,000	8,956	(12)	1/30/28	0.9987% —	6 month EUR-	(16,126)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	8,286,700	101,199	(96)	3/21/23	0.503% —	6 month EUR-	(134,176)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,498,000	28,632 E	(21)	2/27/28	1.815% —	6 month EUR-	(28,653)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	2,957,000	2,274 E	(2,677)	12/19/23	6 month	0.40% —	(403)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	15,808,000	27,681 E	41,150	12/19/28	6 month	1.00% —	68,831
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	5,118,000	2,284 E	(22)	9/21/21	6 month	0.354% —	2,262
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually

Global Income Trust 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	9,670,000	$2,212 E	$14,988	12/19/20	0.101% plus 6	—	$12,775
					month EUR-
					EURIBOR-
					REUTERS —
					Semiannually
EUR	4,190,000	3,460 E	20,182	12/19/23	6 month	0.401% —	23,641
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	5,880,000	10,942 E	42,629	12/19/28	6 month	1.001% —	53,572
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	110,000	2,651 E	(908)	12/19/48	6 month	1.601% —	1,744
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,134,000	180	(5)	10/23/20	—	0.119% plus	(235)
						6 month EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	913,000	1,976	(8)	10/23/23	6 month	0.385% —	2,125
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	234,000	1,458	(4)	10/23/28	1.009% —	6 month EUR-	(1,539)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
GBP	1,078,000	12,517 E	(20)	1/19/32	1.912% —	6 month GBP-	(12,537)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	4,903,000	11,249	(15)	9/15/19	6 month GBP-	0.766% —	(12,263)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	981,000	3,226 E	(12)	9/22/32	1.863% —	6 month GBP-	(3,238)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	4,903,000	10,604	6,088	12/20/19	6 month GBP-	0.85% —	(2,218)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	3,299,000	9,918 E	20,632	12/19/23	6 month GBP-	1.45% —	30,550
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,638,000	9,032 E	(1,295)	12/19/28	6 month GBP-	1.65% —	7,738
					LIBOR-BBA —	Semiannually
					Semiannually

60 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
GBP	3,100,000	$9,510 E	$5,268	12/19/23	6 month GBP-	1.451% —	$14,778
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,130,000	6,367 E	(3,697)	12/19/28	1.651% —	6 month GBP-	(10,063)
					Semiannually	LIBOR-BBA —
						Semiannually
HKD	134,947,000	26,776	(33)	4/23/19	1.955% —	3 month HKD-	27,395
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	33,788,000	6,575	(10)	4/24/19	1.965% —	3 month HKD-	6,701
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	135,152,000	26,196	(41)	4/24/19	1.96625% —	3 month HKD-	26,694
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	168,854,000	33,913	(52)	4/25/19	1.972% —	3 month HKD-	34,545
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	67,576,000	14,727	(21)	4/27/19	1.96% —	3 month HKD-	14,835
					Quarterly	HIBOR-HKAB —
						Quarterly
JPY	176,000,000	839	(7)	12/19/22	6 month JPY-	0.09% —	(415)
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	88,000,000	718	(6)	12/19/27	0.29% —	6 month JPY-	(87)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	176,000,000	1,948	(13)	1/15/23	6 month JPY-	0.135% —	2,489
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	88,000,000	4,392	(10)	1/15/28	0.365% —	6 month JPY-	(5,209)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	176,000,000	2,617	(13)	2/16/23	6 month JPY-	0.148% —	2,996
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	88,000,000	4,196	(11)	2/16/28	0.366% —	6 month JPY-	(4,764)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	97,000,000	200,276	(34)	9/2/43	1.87875% —	6 month JPY-	(202,894)
					Semiannually	LIBOR-BBA —
						Semiannually
MXN	18,821,000	141,000	—	1/1/26	1 month MXN-	6.16% — 28 Days	(141,742)
					TIIE-BANXICO —
					28 Days
MXN	21,780,000	82,105	—	10/6/21	1 month MXN-	5.93% — 28 Days	(83,616)
					TIIE-BANXICO —
					28 Days

Global Income Trust 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
MXN	6,330,000	$16,440	$(4)	12/24/26	8.12% — 28 Days	1 month MXN-	$16,436
						TIIE-BANXICO —
						28 Days
MXN	6,240,000	14,822	(4)	1/7/27	8.20% — 28 Days	1 month MXN-	14,812
						TIIE-BANXICO —
						28 Days
MXN	385,000	623	—	6/16/23	1 month MXN-	8.005% — 28	624
					TIIE-BANXICO —	Days
					28 Days
MXN	37,090,000	58,909	(15)	6/16/23	1 month MXN-	8.02% — 28 Days	58,996
					TIIE-BANXICO —
					28 Days
MXN	44,355,000	92,034	(19)	6/26/23	1 month MXN-	7.77% — 28 Days	(92,267)
					TIIE-BANXICO —
					28 Days
NOK	53,865,000	16,530 E	2,910	12/19/23	2.05% —	6 month NOK-	(13,620)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	85,000	31 E	(26)	12/19/28	6 month NOK-	2.35% —	4
					NIBOR-NIBR —	Annually
					Semiannually
NZD	16,415,000	18,927 E	5,252	12/19/23	2.40% —	3 month NZD-	(13,675)
					Semiannually	BBR-FRA —
						Quarterly
NZD	1,975,000	4,932 E	(619)	12/19/28	3 month NZD-	2.90% —	4,313
					BBR-FRA —	Semiannually
					Quarterly
SEK	35,729,000	1,394	(10)	11/10/19	—	0.245% plus	8,129
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	7,320,000	1,899	(6)	11/10/27	3 month SEK-	1.125% —	8,118
					STIBOR-SIDE —	Annually
					Quarterly
SEK	35,729,000	1,433	(10)	11/10/19	—	0.246% plus	8,208
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	7,320,000	1,551	(6)	11/10/27	3 month SEK-	1.13% —	8,508
					STIBOR-SIDE —	Annually
					Quarterly
SEK	35,729,000	508	(10)	11/13/19	—	0.2225% plus	6,355
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	7,320,000	430	(6)	11/13/27	3 month SEK-	1.16% —	10,631
					STIBOR-SIDE —	Annually
					Quarterly

62 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
SEK	7,320,000	$255	$(6)	11/13/27	3 month SEK-	1.1575% —	$10,436
					STIBOR-SIDE —	Annually
					Quarterly
SEK	35,729,000	812	(10)	11/13/19	—	0.23% plus 3	6,961
						month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	7,327,000	11,247	(12)	1/24/28	3 month SEK-	1.3325% —	20,003
					STIBOR-SIDE —	Annually
					Quarterly
SEK	28,238,000	20,644	(28)	1/24/23	0.6075% —	3 month SEK-	(36,262)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	34,905,000	3,620	(16)	1/24/20	0.0925% plus	—	1,148
					3 month SEK-
					STIBOR-SIDE —
					Quarterly
SEK	34,380,000	3,832	(16)	1/30/20	0.085% plus	—	1,380
					3 month SEK-
					STIBOR-SIDE —
					Quarterly
SEK	27,837,000	28,010	(29)	1/30/23	0.66875% —	3 month SEK-	(44,288)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	7,250,000	14,219	(12)	1/30/28	3 month SEK-	1.3775% —	22,900
					STIBOR-SIDE —	Annually
					Quarterly
SEK	10,881,000	12,180	(11)	2/5/23	0.6975% —	3 month SEK-	(19,668)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	6,143,000	456 E	5,998	12/19/28	3 month SEK-	1.30% —	6,454
					STIBOR-SIDE —	Annually
					Quarterly
SEK	116,492,000	7,154 E	(6,959)	12/19/23	0.65% —	3 month SEK-	(14,113)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	11,780,000	965	(5)	10/23/20	3 month SEK-	0.035% —	1,141
					STIBOR-SIDE —	Annually
					Quarterly
SEK	9,599,000	4,192	(9)	10/23/23	0.6625% —	3 month SEK-	(4,494)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	2,443,000	1,840	(4)	10/23/28	3 month SEK-	1.325% —	1,951
					STIBOR-SIDE —	Annually
					Quarterly

Global Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
ZAR	22,460,000	$18,988	$(12)	1/25/21	3 month ZAR-	7.06% —	$(18,987)
					JIBAR-SAFEX —	Quarterly
					Quarterly
ZAR	8,590,000	26,037	(10)	1/25/28	7.92% —	3 month ZAR-	25,926
					Quarterly	JIBAR-SAFEX —
						Quarterly
Total			$(34,748)				$(25,454)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$62,449	$62,535	$—	1/12/41	4.00% (1 month	Synthetic TRS	$593
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
21,449	21,435	—	1/12/42	4.00% (1 month	Synthetic TRS	154
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
62,315	62,402	—	1/12/41	4.00% (1 month	Synthetic TRS	592
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
462	459	—	1/12/38	6.50% (1 month	Synthetic TRS	2
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
205,520	205,303	—	1/12/40	4.50% (1 month	Synthetic MBX	(6)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
148,376	148,219	—	1/12/40	4.50% (1 month	Synthetic MBX	(4)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
33,271	33,299	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(82)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
75,046	75,566	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,224
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

64 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$31,715	$31,935	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$517
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
44,045	43,743	—	1/12/38	6.50% (1 month	Synthetic TRS	195
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
75,967	76,108	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(836)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
32,451	32,402	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(195)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
234,166	233,785	—	1/12/40	5.00% (1 month	Synthetic MBX	(93)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,533,148	4,525,791	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,802)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
850,235	850,235	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,501)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
86,076	85,936	—	1/12/41	5.00% (1 month	Synthetic MBX	(34)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
357,278	356,368	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(549)
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
55,423	55,525	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(610)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
48,085	48,049	—	1/12/44	3.50% (1 month	Synthetic TRS	319
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Global Income Trust 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$13,139	$13,119	$—	1/12/43	3.50% (1 month	Synthetic TRS	$79
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
117,976	117,897	—	1/12/45	4.00% (1 month	Synthetic TRS	835
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
103,608	103,538	—	1/12/45	4.00% (1 month	Synthetic TRS	734
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
101,833	101,833	—	1/12/45	3.50% (1 month	Synthetic TRS	732
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
221,368	221,675	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(2,104)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
16,462	16,352	—	1/12/39	6.00% (1 month	Synthetic TRS	72
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,136	3,115	—	1/12/38	6.50% (1 month	Synthetic TRS	14
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
53,249	53,213	—	1/12/42	4.00% (1 month	Synthetic TRS	383
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
53,249	53,213	—	1/12/42	4.00% (1 month	Synthetic TRS	383
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
18,644	18,644	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(33)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,366	22,366	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(40)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
422,435	422,435	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(746)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

66 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$150,373	$150,272	$—	1/12/42	4.00% (1 month	Synthetic TRS	$1,082
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
79,183	79,130	—	1/12/42	4.00% (1 month	Synthetic TRS	570
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
91,396	91,566	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,006)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
57,141	57,057	—	1/12/43	3.50% (1 month	Synthetic TRS	344
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
120,371	120,283	—	1/12/44	3.50% (1 month	Synthetic TRS	799
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
102,826	102,757	—	1/12/45	4.00% (1 month	Synthetic TRS	728
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
96,604	96,738	—	1/12/41	4.00% (1 month	Synthetic TRS	918
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
91,396	91,566	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,006)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
37,830	37,774	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(228)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
168,456	168,333	—	1/12/44	(3.50%) 1 month	Synthetic TRS	(1,118)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Global Income Trust 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$357,503	$357,261	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(2,571)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
69,555	70,037	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(1,134)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		11,269
Upfront premium (paid)		—		Unrealized (depreciation)		(15,698)
Total		$—		Total		$(4,429)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	3,610,000	$59,734	$—	7/15/27	(1.40%) — At	Eurostat Eurozone	$59,734
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,610,000	52,472	—	7/15/37	1.71% — At	Eurostat Eurozone	(52,472)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,354,000	22,805	(18)	8/15/27	(1.42%) — At	Eurostat Eurozone	22,787
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,354,000	23,969	(33)	8/15/37	1.71% — At	Eurostat Eurozone	(24,001)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	2,256,000	35,950	(29)	8/15/27	(1.4275%) — At	Eurostat Eurozone	35,921
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	2,256,000	37,882	(54)	8/15/37	1.7138% — At	Eurostat Eurozone	(37,936)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,805,000	25,688	(23)	9/15/27	(1.4475%) — At	Eurostat Eurozone	25,665
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	1,805,000	23,069	(44)	9/15/37	1.735% — At	Eurostat Eurozone	(23,113)
					maturity	HICP excluding
						tobacco — At
						maturity

68 Global Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	3,435,000	$1,689	$(40)	9/15/23	(1.44125%) — At	Eurostat Eurozone	$1,648
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	2,455	(40)	9/15/23	(1.4375%) — At	Eurostat Eurozone	2,415
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	1,432	(41)	9/15/23	(1.4425%) — At	Eurostat Eurozone	1,391
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,435,000	1,179	(41)	9/15/23	(1.44375%) — At	Eurostat Eurozone	1,138
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	1,084,000	16,486	(16)	2/15/23	(3.19%) — At	GBP Non-revised UK	16,470
					maturity	Retail Price Index —
						At maturity
GBP	1,084,000	25,780	(26)	2/15/28	3.34% — At	GBP Non-revised UK	(25,806)
					maturity	Retail Price Index —
						At maturity
GBP	1,409,000	15,883	(23)	3/15/23	(3.325%) — At	GBP Non-revised UK	15,859
					maturity	Retail Price Index —
						At maturity
GBP	1,409,000	28,456	(33)	3/15/28	3.4025% — At	GBP Non-revised UK	(28,488)
					maturity	Retail Price Index —
						At maturity
GBP	506,000	6,757	(7)	3/15/23	(3.295%) — At	GBP Non-revised UK	6,750
					maturity	Retail Price Index —
						At maturity
GBP	506,000	11,381	(12)	3/15/28	3.3875% — At	GBP Non-revised UK	(11,392)
					maturity	Retail Price Index —
						At maturity
GBP	1,012,000	17,023	(14)	3/15/23	(3.245%) — At	GBP Non-revised UK	17,009
					maturity	Retail Price Index —
						At maturity
GBP	1,012,000	16,672	(14)	3/15/23	(3.25%) — At	GBP Non-revised UK	16,658
					maturity	Retail Price Index —
						At maturity
GBP	2,024,000	60,194	(45)	3/15/28	3.34% — At	GBP Non-revised UK	(60,242)
					maturity	Retail Price Index —
						At maturity
	$1,459,000	20,505	—	7/3/22	(1.9225%) — At	USA Non Revised	20,505
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity

Global Income Trust 69

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$1,459,000	$25,141	$—	7/3/27	2.085% — At	USA Non Revised	$(25,141)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,679,000	26,443	—	7/5/22	(1.89%) — At	USA Non Revised	26,443
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,679,000	34,644	—	7/5/27	2.05% — At	USA Non Revised	(34,644)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,625,000	10,668	(10) 12/21/22		(2.068%) — At	USA Non Revised	10,658
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,625,000	11,408	(18)	12/21/27	2.1939% — At	USA Non Revised	(11,425)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,625,000	11,372	(10)	12/6/22	(2.05%) — At	USA Non Revised	11,362
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
1,625,000	11,253	(18)	12/6/27	2.19% — At	USA Non Revised	(11,271)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(609)				$(53,518)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$2,666	$39,000	$5,429	5/11/63	300 bp —	$(2,740)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,303	88,000	12,250	5/11/63	300 bp —	(6,895)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,865	176,000	24,499	5/11/63	300 bp —	(13,531)
Index						Monthly

70 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	$—	$1,000	$23	5/11/63	200 bp —	$(23)
Index						Monthly
CMBX NA BB.6	BB/P	37,166	151,000	36,965	5/11/63	500 bp —	348
Index						Monthly
CMBX NA BB.7	BB/P	10,411	81,000	11,891	1/17/47	500 bp —	(1,401)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,293	25,000	3,480	5/11/63	300 bp —	(173)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,038	45,000	6,264	5/11/63	300 bp —	(1,200)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	3,224	166,000	3,801	5/11/63	200 bp —	(513)
Index						Monthly
CMBX NA A.6	A/P	12,962	260,000	5,954	5/11/63	200 bp —	7,109
Index						Monthly
CMBX NA A.6	A/P	85,869	1,692,000	38,747	5/11/63	200 bp —	47,780
Index						Monthly
CMBX NA BBB–.6	BBB–/P	98	1,000	139	5/11/63	300 bp —	(41)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	202	2,000	278	5/11/63	300 bp —	(75)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	424	4,000	557	5/11/63	300 bp —	(131)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	770	7,000	974	5/11/63	300 bp —	(201)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,204	29,000	4,037	5/11/63	300 bp —	(816)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,089	63,000	8,770	5/11/63	300 bp —	(1,644)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,917	102,000	14,198	5/11/63	300 bp —	(1,222)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,277	155,000	21,576	5/11/63	300 bp —	(209)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,711	177,000	24,638	5/11/63	300 bp —	(5,824)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,104	199,000	27,701	5/11/63	300 bp —	(4,481)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	35,741	300,000	41,760	5/11/63	300 bp —	(5,844)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	188,077	1,759,000	244,853	5/11/63	300 bp —	(55,752)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,213	28,000	1,756	1/17/47	300 bp —	474
Index						Monthly

Global Income Trust 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International
CMBX NA A.6	A/P	$1,597	$69,000	$1,580	5/11/63	200 bp —	$17
Index						Monthly
CMBX NA A.6	A/P	5,845	89,000	2,038	5/11/63	200 bp —	3,841
Index						Monthly
CMBX NA A.6	A/P	3,656	120,000	2,748	5/11/63	200 bp —	955
Index						Monthly
CMBX NA A.6	A/P	6,429	127,000	2,908	5/11/63	200 bp —	3,570
Index						Monthly
CMBX NA A.6	A/P	7,735	152,000	3,481	5/11/63	200 bp —	4,313
Index						Monthly
CMBX NA A.6	A/P	10,274	184,000	4,214	5/11/63	200 bp —	6,132
Index						Monthly
CMBX NA A.6	A/P	9,238	187,000	4,282	5/11/63	200 bp —	5,029
Index						Monthly
CMBX NA A.6	A/P	9,804	199,000	4,557	5/11/63	200 bp —	5,324
Index						Monthly
CMBX NA A.6	A/P	12,002	233,000	5,336	5/11/63	200 bp —	6,757
Index						Monthly
CMBX NA A.6	A/P	8,165	264,000	6,046	5/11/63	200 bp —	2,222
Index						Monthly
CMBX NA A.6	A/P	9,631	307,000	7,030	5/11/63	200 bp —	2,720
Index						Monthly
CMBX NA A.6	A/P	18,006	346,000	7,923	5/11/63	200 bp —	10,217
Index						Monthly
CMBX NA A.6	A/P	17,515	346,000	7,923	5/11/63	200 bp —	9,726
Index						Monthly
CMBX NA BBB–.6	BBB–/P	332	3,000	418	5/11/63	300 bp —	(84)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	947	9,000	1,253	5/11/63	300 bp —	(300)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,407	13,000	1,810	5/11/63	300 bp —	(395)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,540	26,000	3,619	5/11/63	300 bp —	(64)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,976	27,000	3,758	5/11/63	300 bp —	(766)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,826	35,000	4,872	5/11/63	300 bp —	(3,026)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,248	38,000	5,290	5/11/63	300 bp —	(1,019)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,899	73,000	10,162	5/11/63	300 bp —	(2,220)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,929	73,000	10,162	5/11/63	300 bp —	(2,190)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,093	77,000	10,718	5/11/63	300 bp —	(4,581)
Index						Monthly

72 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$11,382	$97,000	$13,502	5/11/63	300 bp —	$(2,064)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,491	154,000	21,437	5/11/63	300 bp —	(10,856)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,307	175,000	24,360	5/11/63	300 bp —	(2,951)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	48,302	515,000	71,688	5/11/63	300 bp —	(23,086)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	46,305	616,000	85,747	5/11/63	300 bp —	(39,082)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	10,168	48,000	11,750	5/11/63	500 bp —	(1,535)
Index						Monthly
CMBX NA BB.6	BB/P	11,006	52,000	12,730	5/11/63	500 bp —	(1,673)
Index						Monthly
CMBX NA A.6	A/P	149	18,000	412	5/11/63	200 bp —	(256)
Index						Monthly
CMBX NA A.6	A/P	2,459	48,000	1,099	5/11/63	200 bp —	1,378
Index						Monthly
CMBX NA A.6	A/P	1,688	98,000	2,244	5/11/63	200 bp —	(518)
Index						Monthly
CMBX NA A.6	A/P	5,740	126,000	2,885	5/11/63	200 bp —	2,903
Index						Monthly
CMBX NA A.6	A/P	7,694	142,000	3,252	5/11/63	200 bp —	4,497
Index						Monthly
CMBX NA A.6	A/P	4,946	151,000	3,458	5/11/63	200 bp —	1,607
Index						Monthly
CMBX NA A.6	A/P	7,129	161,000	3,687	5/11/63	200 bp —	3,505
Index						Monthly
CMBX NA A.6	A/P	13,925	275,000	6,298	5/11/63	200 bp —	7,735
Index						Monthly
CMBX NA A.6	A/P	10,728	374,000	8,565	5/11/63	200 bp —	2,309
Index						Monthly
CMBX NA A.6	A/P	11,523	381,000	8,725	5/11/63	200 bp —	2,946
Index						Monthly
CMBX NA A.6	A/P	17,380	382,000	8,748	5/11/63	200 bp —	8,781
Index						Monthly
CMBX NA A.6	A/P	20,955	386,000	8,839	5/11/63	200 bp —	12,266
Index						Monthly
CMBX NA A.6	A/P	15,578	472,000	10,809	5/11/63	200 bp —	4,953
Index						Monthly
CMBX NA BBB–.6	BBB–/P	96	1,000	139	5/11/63	300 bp —	(43)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	96	1,000	139	5/11/63	300 bp —	(42)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	537	5,000	696	5/11/63	300 bp —	(156)
Index						Monthly

Global Income Trust 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$1,088	$7,000	$974	5/11/63	300 bp —	$117
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,458	13,000	1,810	5/11/63	300 bp —	(344)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,974	14,000	1,949	5/11/63	300 bp —	33
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,985	18,000	2,506	5/11/63	300 bp —	(510)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,201	20,000	2,784	5/11/63	300 bp —	(571)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,837	25,000	3,480	5/11/63	300 bp —	(628)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,897	30,000	4,176	5/11/63	300 bp —	(261)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,951	30,000	4,176	5/11/63	300 bp —	(207)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,154	34,000	4,733	5/11/63	300 bp —	(559)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,125	49,000	6,821	5/11/63	300 bp —	(667)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,470	58,000	8,074	5/11/63	300 bp —	(1,570)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,593	59,000	8,213	5/11/63	300 bp —	(585)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,417	64,000	8,909	5/11/63	300 bp —	(1,455)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,203	80,000	11,136	5/11/63	300 bp —	(1,886)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,388	109,000	15,173	5/11/63	300 bp —	(722)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,891	116,000	16,147	5/11/63	300 bp —	(3,188)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,964	150,000	20,880	5/11/63	300 bp —	(2,829)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,700	280,000	38,976	5/11/63	300 bp —	(4,113)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	141,447	804,000	111,917	5/11/63	300 bp —	30,000
Index						Monthly
CMBX NA BBB–.7	BBB–/P	209	8,000	502	1/17/47	300 bp —	(288)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,657	27,000	1,693	1/17/47	300 bp —	980
Index						Monthly
CMBX NA BBB–.7	BBB–/P	4,592	83,000	5,204	1/17/47	300 bp —	(563)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	4,694	89,000	5,580	1/17/47	300 bp —	(834)
Index						Monthly

74 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA A.6	A/P	$39	$3,000	$69	5/11/63	200 bp —	$(28)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,323	10,000	1,392	5/11/63	300 bp —	(63)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,809	34,000	4,733	5/11/63	300 bp —	(904)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,803	126,000	17,539	5/11/63	300 bp —	(2,663)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	22	2,000	46	5/11/63	200 bp —	(23)
Index						Monthly
CMBX NA BB.6	BB/P	11,787	48,000	11,750	5/11/63	500 bp —	84
Index						Monthly
CMBX NA BB.6	BB/P	23,902	97,000	23,746	5/11/63	500 bp —	251
Index						Monthly
CMBX NA BBB–.6	BBB–/P	767	6,000	835	5/11/63	300 bp —	(64)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,665	13,000	1,810	5/11/63	300 bp —	(137)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,248	25,000	3,480	5/11/63	300 bp —	(218)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,023	41,000	5,707	5/11/63	300 bp —	(661)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,279	82,000	11,414	5/11/63	300 bp —	(2,087)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,048	166,000	23,107	5/11/63	300 bp —	(962)
Index						Monthly
Upfront premium received		1,318,912		Unrealized appreciation			200,879
Upfront premium (paid)		—		Unrealized (depreciation)			(229,213)
Total		$1,318,912		Total			$(28,334)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Global Income Trust 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(8,010)	$51,000	$7,487	1/17/47	(500 bp) —	$(573)
					Monthly
CMBX NA BB.7 Index	(8,328)	51,000	7,487	1/17/47	(500 bp) —	(891)
					Monthly
CMBX NA BB.7 Index	(5,853)	29,000	4,257	1/17/47	(500 bp) —	(1,624)
					Monthly
CMBX NA BB.7 Index	(1,911)	15,000	2,202	1/17/47	(500 bp) —	276
					Monthly
CMBX NA BB.9 Index	(12,632)	82,000	12,546	9/17/58	(500 bp) —	(165)
					Monthly
CMBX NA BB.9 Index	(12,689)	82,000	12,546	9/17/58	(500 bp) —	(222)
					Monthly
CMBX NA BB.9 Index	(12,472)	81,000	12,393	9/17/58	(500 bp) —	(157)
					Monthly
CMBX NA BB.9 Index	(6,262)	40,000	6,120	9/17/58	(500 bp) —	(181)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(11,473)	650,000	159,120	5/11/63	(500 bp) —	147,015
					Monthly
CMBX NA BB.7 Index	(34,213)	208,000	30,534	1/17/47	(500 bp) —	(3,881)
					Monthly
CMBX NA BB.7 Index	(29,146)	158,000	23,194	1/17/47	(500 bp) —	(6,105)
					Monthly
CMBX NA BB.9 Index	(19,953)	125,000	19,125	9/17/58	(500 bp) —	(950)
					Monthly
CMBX NA BB.9 Index	(5,544)	36,000	5,508	9/17/58	(500 bp) —	(71)
					Monthly
CMBX NA BB.9 Index	(3,285)	21,000	3,213	9/17/58	(500 bp) —	(92)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(22,608)	221,000	54,101	5/11/63	(500 bp) —	31,278
					Monthly
CMBX NA BB.7 Index	(6,053)	40,000	5,872	1/17/47	(500 bp) —	(220)
					Monthly
CMBX NA BB.7 Index	(45,076)	222,000	32,590	1/17/47	(500 bp) —	(12,703)
					Monthly
CMBX NA BB.7 Index	(16,057)	98,000	14,386	1/17/47	(500 bp) —	(1,766)
					Monthly
CMBX NA BB.9 Index	(478)	3,000	459	9/17/58	(500 bp) —	(22)
					Monthly
CMBX NA BB.9 Index	(319)	2,000	306	9/17/58	(500 bp) —	(15)
					Monthly
CMBX NA BB.9 Index	(319)	2,000	306	9/17/58	(500 bp) —	(15)
					Monthly
CMBX NA BB.9 Index	(320)	2,000	306	9/17/58	(500 bp) —	(16)
					Monthly
CMBX NA BB.9 Index	(158)	1,000	153	9/17/58	(500 bp) —	(6)
					Monthly

76 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.7 Index	$(10,662)	$55,000	$8,074	1/17/47	(500 bp) —	$(2,642)
					Monthly
CMBX NA BB.7 Index	(8,305)	52,000	7,634	1/17/47	(500 bp) —	(722)
					Monthly
CMBX NA BB.7 Index	(7,673)	48,000	7,046	1/17/47	(500 bp) —	(674)
					Monthly
CMBX NA BB.6 Index	(9,842)	70,000	17,136	5/11/63	(500 bp) —	7,226
					Monthly
CMBX NA BB.6 Index	(4,786)	36,000	8,813	5/11/63	(500 bp) —	3,992
					Monthly
CMBX NA BB.6 Index	(575)	4,000	979	5/11/63	(500 bp) —	400
					Monthly
CMBX NA BB.7 Index	(20,201)	118,000	17,322	1/17/47	(500 bp) —	(2,993)
					Monthly
CMBX NA BB.7 Index	(12,710)	64,000	9,395	1/17/47	(500 bp) —	(3,377)
					Monthly
CMBX NA BB.7 Index	(9,236)	59,000	8,661	1/17/47	(500 bp) —	(632)
					Monthly
CMBX NA BB.7 Index	(10,619)	59,000	8,661	1/17/47	(500 bp) —	(2,015)
					Monthly
CMBX NA BB.7 Index	(9,257)	57,000	8,368	1/17/47	(500 bp) —	(945)
					Monthly
CMBX NA BB.7 Index	(8,010)	51,000	7,487	1/17/47	(500 bp) —	(573)
					Monthly
CMBX NA BB.7 Index	(9,339)	48,000	7,046	1/17/47	(500 bp) —	(2,340)
					Monthly
CMBX NA BB.7 Index	(9,243)	47,000	6,900	1/17/47	(500 bp) —	(2,389)
					Monthly
CMBX NA BB.7 Index	(407)	3,000	440	1/17/47	(500 bp) —	30
					Monthly
CMBX NA BB.9 Index	(947)	6,000	918	9/17/58	(500 bp) —	(35)
					Monthly
CMBX NA BB.9 Index	(565)	4,000	612	9/17/58	(500 bp) —	43
					Monthly
CMBX NA BB.9 Index	(468)	3,000	459	9/17/58	(500 bp) —	(12)
					Monthly
CMBX NA BB.9 Index	(153)	1,000	153	9/17/58	(500 bp) —	(1)
					Monthly
CMBX NA BBB–.7 Index	(5,768)	86,000	5,392	1/17/47	(300 bp) —	(426)
					Monthly
CMBX NA BBB–.7 Index	(1,586)	27,000	1,693	1/17/47	(300 bp) —	91
					Monthly
CMBX NA BBB–.7 Index	(1,030)	14,000	878	1/17/47	(300 bp) —	(160)
					Monthly
CMBX NA BBB–.7 Index	(1,030)	14,000	878	1/17/47	(300 bp) —	(160)
					Monthly
CMBX NA BBB–.7 Index	(723)	8,000	502	1/17/47	(300 bp) —	(226)
					Monthly

Global Income Trust 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BB.7 Index	$(41,809)	$241,000	$35,379	1/17/47	(500 bp) —	$(6,664)
					Monthly
CMBX NA BB.9 Index	(12,982)	83,000	12,699	9/17/58	(500 bp) —	(364)
					Monthly
CMBX NA BB.9 Index	(1,569)	10,000	1,530	9/17/58	(500 bp) —	(42)
					Monthly
CMBX NA BB.9 Index	(1,224)	8,000	1,224	9/17/58	(500 bp) —	(8)
					Monthly
CMBX NA BBB–.7 Index	(1,311)	16,000	1,003	1/17/47	(300 bp) —	(317)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(23,008)	114,000	16,735	1/17/47	(500 bp) —	(6,383)
					Monthly
CMBX NA BB.7 Index	(19,507)	97,000	14,240	1/17/47	(500 bp) —	(5,362)
					Monthly
CMBX NA BB.7 Index	(18,319)	95,000	13,946	1/17/47	(500 bp) —	(3,535)
					Monthly
CMBX NA BB.9 Index	(1,504)	10,000	1,530	9/17/58	(500 bp) —	17
					Monthly
Upfront premium received	—		Unrealized appreciation			190,368
Upfront premium (paid)	(527,527)		Unrealized (depreciation)			(72,672)
Total	$(527,527)		Total			$117,696

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18
	Upfront
	premium			Termi-	Payments
Referenced	received	Notional		nation	(paid)	Unrealized
debt*	(paid)**	amount	Value	date	by fund	appreciation
NA HY Series 31	$49,473	$689,000	$36,314	12/20/23	(500 bp) —	$8,927
Index					Quarterly
Total	$49,473					$8,927

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

78 Global Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$4,632,000	$—
Corporate bonds and notes	—	63,451,915	—
Foreign government and agency bonds and notes	—	85,829,586	—
Mortgage-backed securities	—	55,931,419	—
Purchased options outstanding	—	309,840	—
Purchased swap options outstanding	—	1,788,361	—
U.S. government and agency mortgage obligations	—	23,245,114	—
U.S. treasury obligations	—	19,945	—
Short-term investments	9,296,921	6,350,204	—
Totals by level	$9,296,921	$241,558,384	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(164,499)	$—
Futures contracts	(372,737)	—	—
Written options outstanding	—	(681,883)	—
Written swap options outstanding	—	(1,681,092)	—
Forward premium swap option contracts	—	(276,653)	—
TBA sale commitments	—	(31,922,694)	—
Interest rate swap contracts	—	(19,103)	—
Total return swap contracts	—	(57,338)	—
Credit default contracts	—	(742,569)	—
Totals by level	$(372,737)	$(35,545,831)	$—

The accompanying notes are an integral part of these financial statements.

Global Income Trust 79

Statement of assets and liabilities 10/31/18

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $250,921,669)	$241,668,384
Affiliated issuers (identified cost $9,186,921) (Note 5)	9,186,921
Foreign currency (cost $22,589) (Note 1)	22,608
Interest and other receivables	2,078,790
Receivable for shares of the fund sold	156,393
Receivable for investments sold	2,280,862
Receivable for sales of delayed delivery securities (Note 1)	31,024,258
Receivable for variation margin on futures contracts (Note 1)	50,572
Receivable for variation margin on centrally cleared swap contracts (Note 1)	798,145
Unrealized appreciation on forward premium swap option contracts (Note 1)	216,826
Unrealized appreciation on forward currency contracts (Note 1)	725,956
Unrealized appreciation on OTC swap contracts (Note 1)	410,768
Premium paid on OTC swap contracts (Note 1)	527,527
Prepaid assets	51,286
Total assets	289,199,296

LIABILITIES
Payable to custodian	40
Payable for investments purchased	3,257,825
Payable for purchases of delayed delivery securities (Note 1)	20,461,115
Payable for shares of the fund repurchased	544,984
Payable for compensation of Manager (Note 2)	101,512
Payable for custodian fees (Note 2)	59,949
Payable for investor servicing fees (Note 2)	43,271
Payable for Trustee compensation and expenses (Note 2)	165,183
Payable for administrative services (Note 2)	445
Payable for distribution fees (Note 2)	41,622
Payable for variation margin on futures contracts (Note 1)	82,516
Payable for variation margin on centrally cleared swap contracts (Note 1)	621,292
Unrealized depreciation on OTC swap contracts (Note 1)	354,232
Premium received on OTC swap contracts (Note 1)	1,318,912
Unrealized depreciation on forward currency contracts (Note 1)	890,455
Unrealized depreciation on forward premium swap option contracts (Note 1)	493,479
Written options outstanding, at value (premiums $2,083,569) (Note 1)	2,362,975
TBA sale commitments, at value (proceeds receivable $31,930,898) (Note 1)	31,922,694
Collateral on certain derivative contracts, at value (Notes 1 and 8)	129,945
Other accrued expenses	193,103
Total liabilities	63,045,549

Net assets	$226,153,747

(Continued on next page)

80 Global Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$248,080,002
Total distributable earnings (Note 1)	(21,926,255)
Total — Representing net assets applicable to capital shares outstanding	$226,153,747

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($116,014,277 divided by 10,085,992 shares)	$11.50
Offering price per class A share (100/96.00 of $11.50)*	$11.98
Net asset value and offering price per class B share ($2,362,345 divided by 206,374 shares)**	$11.45
Net asset value and offering price per class C share ($12,443,523 divided by 1,086,845 shares)**	$11.45
Net asset value and redemption price per class M share ($6,932,005 divided by 609,556 shares)	$11.37
Offering price per class M share (100/96.75 of $11.37)†	$11.75
Net asset value, offering price and redemption price per class R share
($2,013,689 divided by 175,148 shares)	$11.50
Net asset value, offering price and redemption price per class R5 share
($30,532 divided by 2,656 shares)	$11.50
Net asset value, offering price and redemption price per class R6 share
($24,176,749 divided by 2,101,847 shares)	$11.50
Net asset value, offering price and redemption price per class Y share
($62,180,627 divided by 5,407,839 shares)	$11.50

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Global Income Trust 81

Statement of operations Year ended 10/31/18

INVESTMENT INCOME
Interest (including interest income of $193,350 from investments in affiliated issuers) (Note 5)	$8,394,926
Total investment income	8,394,926

EXPENSES
Compensation of Manager (Note 2)	1,311,714
Investor servicing fees (Note 2)	541,453
Custodian fees (Note 2)	131,067
Trustee compensation and expenses (Note 2)	9,787
Distribution fees (Note 2)	550,097
Administrative services (Note 2)	6,882
Auditing and tax fees	164,008
Other	224,783
Fees waived and reimbursed by Manager (Note 2)	(49,797)
Total expenses	2,889,994
Expense reduction (Note 2)	(1,114)
Net expenses	2,888,880

Net investment income	5,506,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(9,824,346)
Foreign currency transactions (Note 1)	(5,616)
Forward currency contracts (Note 1)	(3,991,898)
Futures contracts (Note 1)	(473,468)
Swap contracts (Note 1)	7,202,946
Written options (Note 1)	5,617,424
Total net realized loss	(1,474,958)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(7,367,186)
Assets and liabilities in foreign currencies	(17,619)
Forward currency contracts	262,295
Futures contracts	(303,145)
Swap contracts	506,747
Written options	(2,062,899)
Total change in net unrealized depreciation	(8,981,807)

Net loss on investments	(10,456,765)

Net decrease in net assets resulting from operations	$(4,950,719)

The accompanying notes are an integral part of these financial statements.

82 Global Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/18	Year ended 10/31/17
Operations
Net investment income	$5,506,046	$5,678,963
Net realized gain (loss) on investments
and foreign currency transactions	(1,474,958)	3,303,119
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(8,981,807)	1,103,797
Net increase (decrease) in net assets resulting
from operations	(4,950,719)	10,085,879
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,014,403)	(4,230,276)
Class B	(35,307)	(102,702)
Class C	(183,123)	(463,380)
Class M	(111,291)	(241,058)
Class R	(39,940)	(110,710)
Class R5	(536)	(940)
Class R6	(153,189)	(231,970)
Class Y	(1,432,797)	(2,569,769)
From return of capital
Class A	(1,110,071)	—
Class B	(19,456)	—
Class C	(100,913)	—
Class M	(61,329)	—
Class R	(22,010)	—
Class R5	(296)	—
Class R6	(84,417)	—
Class Y	(789,567)	—
Decrease from capital share transactions (Note 4)	(3,431,680)	(32,614,741)
Total decrease in net assets	(14,541,044)	(30,479,667)

NET ASSETS
Beginning of year	240,694,791	271,174,458
End of year (Note 1)	$226,153,747	$240,694,791

The accompanying notes are an integral part of these financial statements.

Global Income Trust 83

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2018	$12.05	.27	(.52)	(.25)	(.19)	(.11)	(.30)	$11.50	(2.14)	$116,014	1.22[e]	2.25[e]	451
October 31, 2017	11.93	.27	.23	.50	(.38)	—	(.38)	12.05	4.32	121,661	1.22[e]	2.28[e]	660
October 31, 2016	11.93	.30	.08	.38	(.38)	—	(.38)	11.93	3.27	148,868	1.16[f]	2.50[f]	551
October 31, 2015	12.60	.31	(.60)	(.29)	(.38)	—	(.38)	11.93	(2.31)	160,497	1.10	2.54	296
October 31, 2014	12.57	.36	.05	.41	(.38)	—	(.38)	12.60	3.30	171,481	1.09	2.84	295
Class B
October 31, 2018	$12.00	.18	(.53)	(.35)	(.13)	(.07)	(.20)	$11.45	(2.90)	$2,362	1.97[e]	1.48[e]	451
October 31, 2017	11.87	.18	.24	.42	(.29)	—	(.29)	12.00	3.63	3,633	1.97[e]	1.51[e]	660
October 31, 2016	11.87	.21	.08	.29	(.29)	—	(.29)	11.87	2.51	4,916	1.91[f]	1.74[f]	551
October 31, 2015	12.54	.22	(.60)	(.38)	(.29)	—	(.29)	11.87	(3.05)	6,060	1.85	1.78	296
October 31, 2014	12.51	.26	.06	.32	(.29)	—	(.29)	12.54	2.54	7,884	1.84	2.08	295
Class C
October 31, 2018	$12.00	.18	(.52)	(.34)	(.14)	(.07)	(.21)	$11.45	(2.89)	$12,444	1.97[e]	1.49[e]	451
October 31, 2017	11.87	.18	.24	.42	(.29)	—	(.29)	12.00	3.63	17,763	1.97[e]	1.53[e]	660
October 31, 2016	11.88	.21	.08	.29	(.30)	—	(.30)	11.87	2.43	21,570	1.91[f]	1.74[f]	551
October 31, 2015	12.55	.22	(.60)	(.38)	(.29)	—	(.29)	11.88	(3.04)	24,160	1.85	1.78	296
October 31, 2014	12.51	.26	.07	.33	(.29)	—	(.29)	12.55	2.61	30,175	1.84	2.08	295
Class M
October 31, 2018	$11.92	.24	(.51)	(.27)	(.18)	(.10)	(.28)	$11.37	(2.38)	$6,932	1.47[e]	1.99[e]	451
October 31, 2017	11.80	.24	.24	.48	(.36)	—	(.36)	11.92	4.12	7,696	1.47[e]	2.03[e]	660
October 31, 2016	11.81	.26	.09	.35	(.36)	—	(.36)	11.80	2.98	8,564	1.41[f]	2.24[f]	551
October 31, 2015	12.48	.28	(.60)	(.32)	(.35)	—	(.35)	11.81	(2.58)	9,406	1.35	2.28	296
October 31, 2014	12.45	.33	.05	.38	(.35)	—	(.35)	12.48	3.07	10,911	1.34	2.58	295
Class R
October 31, 2018	$12.05	.24	(.52)	(.28)	(.17)	(.10)	(.27)	$11.50	(2.39)	$2,014	1.47[e]	2.02[e]	451
October 31, 2017	11.90	.24	.24	.48	(.33)	—	(.33)	12.05	4.14	3,040	1.47[e]	2.02[e]	660
October 31, 2016	11.91	.27	.08	.35	(.36)	—	(.36)	11.90	2.98	13,875	1.41[f]	2.26[f]	551
October 31, 2015	12.58	.28	(.60)	(.32)	(.35)	—	(.35)	11.91	(2.56)	6,366	1.35	2.27	296
October 31, 2014	12.54	.33	.06	.39	(.35)	—	(.35)	12.58	3.12	6,072	1.34	2.58	295
Class R5
October 31, 2018	$12.05	.31	(.52)	(.21)	(.22)	(.12)	(.34)	$11.50	(1.77)	$31	.86[e]	2.63[e]	451
October 31, 2017	11.93	.32	.23	.55	(.43)	—	(.43)	12.05	4.70	29	.87[e]	2.68[e]	660
October 31, 2016	11.94	.34	.07	.41	(.42)	—	(.42)	11.93	3.50	24	.86[f]	2.82[f]	551
October 31, 2015	12.60	.35	(.59)	(.24)	(.42)	—	(.42)	11.94	(1.94)	41.83		2.84	296
October 31, 2014	12.56	.39	.07	.46	(.42)	—	(.42)	12.60	3.67	24.82		3.02	295

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

84 Global Income Trust	Global Income Trust 85

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
October 31, 2018	$12.05	.32	(.51)	(.19)	(.23)	(.13)	(.36)	$11.50	(1.72)	$24,177	.80[e]	2.65[e]	451
October 31, 2017	11.92	.33	.23	.56	(.43)	—	(.43)	12.05	4.83	6,607	.80[e]	2.73[e]	660
October 31, 2016	11.93	.34	.08	.42	(.43)	—	(.43)	11.92	3.59	6,445	.79[f]	2.88[f]	551
October 31, 2015	12.60	.35	(.59)	(.24)	(.43)	—	(.43)	11.93	(1.97)	5,405.76		2.89	296
October 31, 2014	12.57	.40	.06	.46	(.43)	—	(.43)	12.60	3.64	4,736.75		3.15	295
Class Y
October 31, 2018	$12.05	.30	(.52)	(.22)	(.21)	(.12)	(.33)	$11.50	(1.90)	$62,181	.97[e]	2.50[e]	451
October 31, 2017	11.92	.31	.24	.55	(.42)	—	(.42)	12.05	4.68	80,266	.97[e]	2.56[e]	660
October 31, 2016	11.93	.33	.07	.40	(.41)	—	(.41)	11.92	3.44	66,913	.91[f]	2.75[f]	551
October 31, 2015	12.60	.34	(.59)	(.25)	(.42)	—	(.42)	11.93	(2.06)	71,813.85		2.79	296
October 31, 2014	12.57	.38	.07	.45	(.42)	—	(.42)	12.60	3.58	117,947.84		2.97	295

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2018	0.02%
October 31, 2017	<0.01

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

86 Global Income Trust	Global Income Trust 87

Notes to financial statements 10/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through October 31, 2018.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate-to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

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estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only

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securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

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Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty

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risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale

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commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,652,775 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,313,366 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

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Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$8,093,168	$835,808	$8,928,976

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,808,976 to decrease undistributed net investment income and $4,808,976 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$7,603,026
Unrealized depreciation	(20,547,321)
Net unrealized depreciation	(12,944,295)
Capital loss carryforward	(8,928,976)
Cost for federal income tax purposes	$227,881,032

For the fiscal year ended October 31, 2017, the fund had undistributed net investment income of $3,202,681.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are

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invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.542% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $49,797 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$284,865	Class R5	35
Class B	7,019	Class R6	4,013
Class C	36,441	Class Y	185,804
Class M	17,079	Total	$541,453
Class R	6,197

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,114 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $163, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Global Income Trust 95

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$309,981
Class B	1.00%	1.00%	30,603
Class C	1.00%	1.00%	158,827
Class M	1.00%	0.50%	37,175
Class R	1.00%	0.50%	13,511
Total			$550,097

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,563 and $69 from the sale of class A and class M shares, respectively, and received $217 and $740 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $36 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,129,438,413	$1,198,166,497
U.S. government securities (Long-term)	—	—
Total	$1,129,438,413	$1,198,166,497

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

96 Global Income Trust

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	1,974,944	$23,744,010	1,689,008	$20,094,749
Shares issued in connection with
reinvestment of distributions	244,741	2,928,119	329,437	3,914,184
	2,219,685	26,672,129	2,018,445	24,008,933
Shares repurchased	(2,226,171)	(26,589,611)	(4,407,409)	(52,375,461)
Net increase (decrease)	(6,486)	$82,518	(2,388,964)	$(28,366,528)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	1,309	$15,719	14,244	$168,148
Shares issued in connection with
reinvestment of distributions	4,348	51,896	8,097	95,736
	5,657	67,615	22,341	263,884
Shares repurchased	(102,119)	(1,214,850)	(133,732)	(1,583,151)
Net decrease	(96,462)	$(1,147,235)	(111,391)	$(1,319,267)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	125,073	$1,501,244	230,083	$2,730,144
Shares issued in connection with
reinvestment of distributions	20,549	245,289	33,703	398,759
	145,622	1,746,533	263,786	3,128,903
Shares repurchased	(539,242)	(6,406,461)	(600,372)	(7,084,981)
Net decrease	(393,620)	$(4,659,928)	(336,586)	$(3,956,078)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	7,200	$85,955	11,150	$131,439
Shares issued in connection with
reinvestment of distributions	2,949	34,917	4,205	49,449
	10,149	120,872	15,355	180,888
Shares repurchased	(45,971)	(543,840)	(95,511)	(1,121,893)
Net decrease	(35,822)	$(422,968)	(80,156)	$(941,005)

Global Income Trust 97

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	71,241	$858,740	161,150	$1,898,247
Shares issued in connection with
reinvestment of distributions	3,067	36,702	6,161	72,449
	74,308	895,442	167,311	1,970,696
Shares repurchased	(151,491)	(1,809,800)	(1,080,991)	(12,578,649)
Net decrease	(77,183)	$(914,358)	(913,680)	$(10,607,953)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	1,107	$13,159	346	$4,113
Shares issued in connection with
reinvestment of distributions	70	832	79	940
	1,177	13,991	425	5,053
Shares repurchased	(908)	(10,790)	(31)	(360)
Net increase	269	$3,201	394	$4,693

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,767,228	$20,602,957	118,170	$1,409,636
Shares issued in connection with
reinvestment of distributions	19,999	237,606	19,505	231,970
	1,787,227	20,840,563	137,675	1,641,606
Shares repurchased	(233,451)	(2,759,661)	(130,072)	(1,546,211)
Net increase	1,553,776	$18,080,902	7,603	$95,395

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,731,359	$32,707,313	3,801,707	$45,183,027
Shares issued in connection with
reinvestment of distributions	155,789	1,862,604	184,235	2,192,470
	2,887,148	34,569,917	3,985,942	47,375,497
Shares repurchased	(4,141,230)	(49,023,729)	(2,936,124)	(34,899,495)
Net increase (decrease)	(1,254,082)	$(14,453,812)	1,049,818	$12,476,002

At the close of the reporting period, Putnam Investments, LLC owned 992 class R5 shares of the fund (37.35% of class R5 shares outstanding), valued at $11,408.

At the close of the reporting period, a shareholder of record owned 5.7% of the outstanding shares of the fund.

98 Global Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/17	cost	proceeds	income	of 10/31/18
Short-term investments
Putnam Short Term
Investment Fund*	$5,853,952	$92,508,279	$89,175,310	$193,350	$9,186,921
Total Short-term
investments	$5,853,952	$92,508,279	$89,175,310	$193,350	$9,186,921

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$61,800,000
Purchased currency options contracts (contract amount)	$10,200,000
Purchased swap option contracts (contract amount)	$693,900,000
Written TBA commitment option contracts (contract amount)	$91,800,000
Written currency options contracts (contract amount)	$4,900,000
Written swap option contracts (contract amount)	$572,900,000
Futures contracts (number of contracts)	500
Forward currency contracts (contract amount)	$242,400,000
OTC interest rate swap contracts (notional)	$7,200,000
Centrally cleared interest rate swap contracts (notional)	$809,800,000
OTC total return swap contracts (notional)	$10,400,000
Centrally cleared total return swap contracts (notional)	$47,000,000
OTC credit default contracts (notional)	$21,500,000
Centrally cleared credit default contracts (notional)	$2,400,000

Global Income Trust 99

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$645,223	Unrealized depreciation	$1,387,792*
Foreign exchange	Investments,
contracts	Receivables	851,908	Payables	950,178
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	4,800,443*	Unrealized depreciation	5,857,277*
Total		$6,297,574		$8,195,247

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$308,174	$308,174
Foreign exchange contracts	(175,091)	—	(3,991,898)	—	$(4,166,989)
Interest rate contracts	(741,554)	(473,468)	—	6,894,772	$5,679,750
Total	$(916,645)	$(473,468)	$(3,991,898)	$7,202,946	$1,820,935

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$459,965	$459,965
Foreign exchange contracts	34,472	—	262,295	—	$296,767
Interest rate contracts	(1,686,972)	(303,145)	—	46,782	$(1,943,335)
Total	$(1,652,500)	$(303,145)	$262,295	$506,747	$(1,186,603)

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Global Income Trust 101

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA) (clearing broker)	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$8,252	$—	$—	$—	$—	$—	$—	$—	$—	$8,252
Centrally cleared interest rate
swap contracts§	—	—	729,846	—	—	—	2,277	—	—	—	—	—	—	—	—	—	—	—	732,123
OTC Total return swap contracts*#	593	2,684	—	—	—	2,699	—	4,375	—	918	—	—	—	—	—	—	—	—	11,269
Centrally cleared total return
swap contracts§	—	—	15,662	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	15,662
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	64,620	239,530	—	107,903	—	—	134,595	51,500	—	47,075	—	—	—	—	645,223
Centrally cleared credit default contracts§	—	—	50,360	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	50,360
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	50,572	—	—	—	—	—	50,572
Forward currency contracts#	59,647	21,392	—	105,014	—	59,105	—	135,759	60,740	105,637	—	—	—	—	28,703	116,094	33,865	—	725,956
Forward premium swap option contracts#	68,669	—	—	51,486	—	—	—	31,217	—	46,528	—	—	—	18,926	—	—	—	—	216,826
Purchased swap options**#	4,561	—	—	394,570	—	—	—	255,085	—	779,334	—	—	—	354,811	—	—	—	—	1,788,361
Purchased options**#	—	—	—	38,920	—	—	—	85,959	1,073	183,888	—	—	—	—	—	—	—	—	309,840
Total Assets	$133,470	$24,076	$795,868	$589,990	$64,620	$301,334	$2,277	$620,298	$61,813	$1,124,557	$134,595	$51,500	$50,572	$420,812	$28,703	$116,094	$33,865	$—	$4,554,444
Liabilities:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$36,649	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$36,649
Centrally cleared interest rate
swap contracts§	—	—	561,796	—	—	—	2,277	—	—	—	—	—	—	—	—	—	—	—	564,073
OTC Total return swap contracts*#	—	4,519	—	34	—	3,263	—	1,825	—	1,006	5,051	—	—	—	—	—	—	—	15,698
Centrally cleared total return
swap contracts§	—	—	16,885	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	16,885
OTC Credit default contracts —
protection sold*#	42,000	—	—	—	58,357	437,272	—	326,742	—	—	377,685	23,632	—	81,558	—	—	—	—	1,347,246
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	40,334	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	40,334
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	82,516	—	—	—	—	—	82,516
Forward currency contracts#	92,111	60,586	—	25,924	—	66,888	—	146,542	84,915	252,311	—	—	—	—	6,466	20,426	121,869	12,417	890,455
Forward premium swap option contracts#	141,242	3,304	—	68,762	—	—	—	71,395	—	192,455	—	—	—	16,321	—	—	—	—	493,479
Written swap options#	16,403	74,743	—	488,041	—	—	—	256,648	—	582,288	—	—	—	262,969	—	—	—	—	1,681,092
Written options#	—	—	—	16,441	—	—	—	43,282	—	622,160	—	—	—	—	—	—	—	—	681,883
Total Liabilities	$291,756	$143,152	$619,015	$599,202	$58,357	$507,423	$2,277	$883,083	$84,915	$1,650,220	$382,736	$23,632	$82,516	$360,848	$6,466	$20,426	$121,869	$12,417	$5,850,310

102 Global Income Trust	Global Income Trust 103

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA) (clearing broker)	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Total Financial and Derivative
Net Assets	$(158,286)	$(119,076)	$176,853	$(9,212)	$6,263	$(206,089)	$—	$(262,785)	$(23,102)	$(525,663)	$(248,141)	$27,868	$(31,944)	$59,964	$22,237	$95,668	$(88,004)	$(12,417)	$(1,295,866)
Total collateral received (pledged)##†	$(110,989)	$(111,944)	$—	$—	$—	$(206,089)	$—	$(262,785)	$—	$(284,548)	$(247,903)	$—	$—	$59,964	$—	$19,945	$—	$—
Net amount	$(47,297)	$(7,132)	$176,853	$(9,212)	$6,263	$—	$—	$—	$(23,102)	$(241,115)	$(238)	$27,868	$(31,944)	$—	$22,237	$75,723	$(88,004)	$(12,417)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$110,000	$—	$19,945	$—	$—	$129,945
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(110,989)	$(111,944)	$—	$—	$—	$(221,628)	$—	$(336,354)	$—	$(284,548)	$(247,903)	$—	$—	$—	$—	$—	$—	$—	$(1,313,366)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $288,867 and $3,401,008, respectively.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,911,288 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

104 Global Income Trust	Global Income Trust 105

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

106 Global Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Income Trust 107

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

108 Global Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President, Principal Financial
Investment Sub-Advisor	Catharine Bond Hill	Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer, and
16 St James’s Street	Robert E. Patterson	Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer, and	Vice President, Director of
Legal Counsel	Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
PricewaterhouseCoopers LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
PERMIT NO. 600

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AN031 313920 12/18

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2018	$139,749	$706*	$19,397	$330
October 31, 2017	$132,025	$ —	$19,197	$ —

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission.

For the fiscal years ended October 31, 2018 and October 31, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $544,834 and $401,727 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2018	$ —	$524,401	$ —	$ —

October 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018